DEFINITIVE PROXY STATEMENT
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant       [X]

Filed by a Party other than a Registrant       [  ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

Juhl Wind, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

Juhl Wind, Inc.
Notice of Annual Meeting of Stockholders
To Be Held on Monday, October 1, 2012

To the Stockholders of Juhl Wind, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Juhl Wind, Inc. (the “Company”) will be held on Monday, October 1, 2012, at 10 a.m. Local Time, at the offices of Company counsel, Synergy Law Group, LLC, 730 W. Randolph Street, 6th Floor, Chicago, Illinois 60661, for the purpose of considering and voting upon the following matters:

1.	To approve the amendment of the Company’s 2008 Incentive Compensation Plan, each as a separate proposal, as follows:

a.	To increase the number of shares available for awards thereunder subject to other requisite approval
b.	To amend, retroactively, the annual per-participant limit for the grant of awards to conform to the original intent of the Incentive Compensation Plan; and
c.	To make certain administrative revisions.

2.
To elect one (1) Class I director, for a term of one year to serve until the 2013 annual meeting of stockholders, two (2) Class II directors, each for a term of two years to serve until the 2014 annual meeting of stockholders and two (2) Class III directors, each for a term of three years to serve until the 2015 annual meeting of stockholders;

3.	To approve a Certificate of Amendment to the Certificate of Incorporation of the Company to change the name of the Company from Juhl Wind, Inc. to Juhl Energy, Inc.;

4.	To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent registered public accounting firm for the 2012 fiscal year; and

5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on August 9, 2012 as the record date for determining those stockholders entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

/s/ Daniel J. Juhl

Daniel J. Juhl
Chairman

Pipestone, Minnesota
August 29, 2012

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ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE MEETING, REVOIKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

IMPORTANT

Whether you expect to attend the Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions contained under the heading “Important Notice Regarding Availability of Proxy Materials” which also contains instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper or email copy of these documents. If you grant a proxy, you may revoke it at any time prior to the Meeting or nevertheless vote in person at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 1, 2012: This Notice of Annual Meeting, our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2011, are available on our website at www.juhlwind.com.

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Juhl Wind, Inc.

Annual Meeting of Stockholders
To Be Held on Monday, October 1, 2012

Proxy Statement

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Juhl Wind, Inc. of proxies to be voted at our 2012 Annual Meeting of Stockholders to be held on Monday, October 1, 2012, at 10 a.m. Local Time at the offices of Company counsel, Synergy Law Group, LLC, 730 W. Randolph Street, 6th Floor, Chicago, Illinois 60661 and at any postponement or adjournment thereof. In this proxy statement, Juhl Wind, Inc. is referred to as the “Company,” “we,” “our” or “us.”

This proxy statement and the enclosed form of proxy will be mailed to our stockholders on or before September 5, 2012.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on August 9, 2012, the record date, will be entitled to notice of and to vote at the Meeting. On that date, we had 22,915,849 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Meeting.

A majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owners.

Proxy Voting

You may vote your proxy in the following manner: (i) by completing, dating, signing and mailing the accompanying form of proxy in the return envelope provided to 1859 Whitney Mesa Drive, Henderson, NV 89014, (ii) by completing, dating, signing and faxing your proxy directly to Empire Stock Transfer at (702) 974-1444 or (iii) by completing, dating, signing, and emailing your proxy directly to Empire Stock Transfer at rico@empirestock.com. The persons authorized to vote your shares will vote them as you specify.  In the absence of directions, proxies will be voted “FOR” the approval of each of the amendments to the Juhl Wind, Inc. 2008 Incentive Compensation Plan, “FOR” the election of each of the Class I nominees, the Class II nominees and the Class III nominees to the Board named herein, “FOR” the approval of the amendment of the Company’s Certificate of Incorporation to change the name of the Company to Juhl Energy, Inc. and “FOR” the ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent registered public accounting firm for the 2012 fiscal year. The Board knows of no other business to be brought before the Meeting. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

All votes will be tabulated by the Company’s transfer agent, Empire Stock Transfer, Inc., who has been appointed as the Inspector of Election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the record stockholders entitled to vote at the Meeting will be available at the Company’s offices, 1502 17th Street SE, Pipestone, Minnesota 56164 for a period of ten (10) days prior to the Meeting for examination by any stockholder.

The Company will report the voting results on a Form 8-K shortly after the Annual Meeting.

Attendance and Voting at the Meeting

If you own common stock of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Meeting but in order to vote your shares at the Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Meeting by one of the methods described above, even if you plan to attend the Meeting. If you have voted prior to the Meeting, you may nevertheless change or revoke your vote at the Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Meeting.

Costs of Mailing and Solicitation

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by us. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

Adjournment or Postponement of the Meeting

The Meeting may be adjourned or postponed without notice other than by an announcement made at the Meeting, if approved by the holders of a majority of the shares represented and entitled to vote at the Meeting. No proxies voted against approval of any of the proposals will be voted in favor of adjournment or postponement for the purpose of soliciting additional proxies. If we postpone the Meeting, we will issue a press release to announce the new date, time and location of the Meeting.

BENEFICIAL SECURITY OWNERSHIP

The following table sets forth information regarding the number of shares of our common stock beneficially owned on August 9, 2012 by:

•	each person who is known by us to beneficially own 5% or more of our common stock,

•	each of our directors and executive officers, and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the optionees.  Subject to any applicable community property laws, the persons or entities named in the table above have sole voting and investment power with respect to all shares indicated as beneficially owned by them.
Name (1)	Number of Shares Beneficially Owned (2)		Percentage of Shares Beneficially Owned (3)
5% Stockholders:
Vision Opportunity Master Fund, Ltd.	12,104,330	(4,13)	36.33%
Greenview Capital, LLC	1,614,518	(5,13)	6.97%
Daybreak Special Situations Master Fund, Ltd.	1,614,518	(6,13)	6.97%
Executive Officers and Directors:
Daniel J. Juhl	14,000,000	(7)	61.09%
John P. Mitola	1,760,000	(8)	7.51%
John J. Brand	250,000	(9)	1.08%
Edward C. Hurley	20,000	(10)	*
General Wesley Clark	525,300	(11)	2.24%
James Beck	20,000	(12)	*
All executive officers and directors as a group (6 persons)	16,575,300		68.39%

*	Represents less than 1%.

1 Other than the 5% Stockholders listed above, the address of each person is c/o Juhl Wind, Inc., 1502 17th Street SE, Pipestone, Minnesota 56164.

2 Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after July 16, 2012, by the exercise or conversion of any warrant, stock option or convertible preferred stock. Unless otherwise noted, shares are owned of record and beneficially by the named person.

3 The calculation in this column is based upon 22,915,849 shares of common stock outstanding on August 9, 2012. The shares of common stock underlying warrants, stock options and convertible preferred stock are deemed outstanding for purposes of computing the percentage of the person holding them but are not deemed outstanding for the purpose of computing the percentage of any other person.

4 Consists of (a) 1,705,580 shares of common stock currently held by Vision Opportunity Master Fund, (b) 4,560,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock and (c) 5,838,750 shares of common stock issuable upon the conversion of Series B convertible preferred stock. Adam Benowitz is the Portfolio Manager of Vision Capital Advisors, LLC, the investment manager of Vision Opportunity Master Fund, Ltd., which is the registered holder of the securities. Mr. Benowitz, as the Managing Member of Vision Capital Advisors, LLC and the Director of Vision Opportunity Master Fund, has voting and dispositive power over the securities owned by Vision Opportunity Master Fund. The preferred stock is subject to the ownership limitation detailed in Note 13 below. The address for Vision Opportunity Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, P.O. Box 1234, 113 South Church Street, Queensgate House, Grand Cayman KY1-1108, Cayman Islands.

5 Consists of (a) 1,252,314 shares of common stock owned by Greenview Capital, LLC and its individual members John Prinz and Gene Maher), (b) 129,204 shares of common stock currently held by Daybreak Special Situations Master Fund, an affiliate of Greenview Capital, LLC, and (c) 260,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock held by Daybreak Special Situations Master Fund. The preferred stock is subject to the ownership limitation detailed in Note 13 below. Larry Butz as Managing Partner of Daybreak Capital Management LLC, the investment advisor to Daybreak Special Situations Master Fund, Ltd., has voting and dispositive power over the shares held by Daybreak Special Situations Master Fund, Ltd. Mr. Butz, as Managing Partner of Daybreak Capital Management LLC, may be deemed to beneficially own the shares of common stock held by Daybreak Special Situations Master Fund, Ltd. Each of Daybreak Capital Management LLC and Mr. Butz disclaim beneficial ownership of such shares. Daybreak Capital Management LLC is an affiliate of Greenview Capital LLC, and the beneficial ownership figures, before and after the offering, includes shares beneficially owned by Greenview Capital. The address for Greenview Capital, LLC is 303 Broadway Street, Libertyville, Illinois 60048.

6 Consists of (a) 129,204 shares of common stock owned by Daybreak Special Situations Master Fund, (b) 1,252,314 beneficially owned by Greenview Capital, LLC, an affiliate of Daybreak Special Situations Master Fund, and its individual members (John Prinz and Gene Maher), and (c) 260,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock. The preferred stock is subject to the ownership limitation detailed in Note 13 below. The address for Daybreak Special Situations Master Fund, Ltd. is 143 E. Main St Suite 150 Lake Zurich, IL 60047.

7 Includes (a) 3,500,000 shares of common stock held by Mr. Juhl (b) 3,500,000 shares of common stock held by Mary Juhl, Mr. Juhl’s spouse, and (c) 7,000,000 shares of common stock held by the Juhl Family Limited Partnership, a Delaware limited partnership in which Mr. Juhl is the general partner.

8 Includes (a) 1,125,000 shares of common stock held by Mr. Mitola, (b) 125,000 shares of common stock held by the Mitola Family Limited Partnership, a Delaware limited partnership in which Mr. Mitola is the general partner and (c) 510,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

9 Consists of 250,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

10 Consists of 20,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

11 Consists of (a) 5,300 shares of common stock held by General Clark and (b) 520,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

12 Consists of 20,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

13 Vision Opportunity Master Fund holds shares of Series A preferred stock and Series B preferred stock that are convertible into shares of common stock. Daybreak Special Situations Master Fund holds shares of Series A preferred stock that are convertible into shares of common stock. The agreement with respect to which these stockholders purchased the preferred stock contains a limitation of 9.9% (a so-called “blocker”) on the number of shares such stockholders may beneficially own at any time. The 9.9% ownership limitation, however, does not prevent a stockholder from selling some of its holdings and then receiving additional shares. In this way, a stockholder could sell more than the 9.9% ownership limitation while never holding more than this limit. These numbers do not reflect the 9.9% ownership limitation.

INTRODUCTION TO PROPOSAL 1 THROUGH PROPOSAL 3

AMENDMENTS TO THE
JUHL WIND, INC. 2008 INCENTIVE COMPENSATION PLAN
AND ADOPTION OF THE
AMENDED AND RESTATED JUHL WIND, INC. 2008 INCENTIVE COMPENSATION PLAN

2008 Incentive Compensation Plan

On June 16, 2008, our Board and holders of a majority of our outstanding shares of common stock adopted and approved the Company’s 2008 Incentive Compensation Plan, which our Board ratified on June 24, 2008.  The purpose of our Incentive Compensation Plan is to provide stock options, stock issuances and other equity interests to employees, officers, directors, consultants, independent contractors, advisors and other persons who have made or are expected to make contributions to our company.

Administration. Our Incentive Compensation Plan is administered by our Compensation Committee (the “Committee”), provided, however, that except as otherwise expressly provided therein, the Committee may delegate some or all of its power or authority to our President, Principal Executive Officer or other executive officer. Subject to the terms of the Incentive Compensation Plan, the Committee is authorized to construe and determine the stock option agreements, other agreements, awards and the plan, prescribe, amend and rescind rules and regulations relating to the plan and awards, determine acceleration of vesting schedules or award payments and forfeitures, determine terms and provisions of stock options agreements (which need not be identical), grant awards for performance goals and option awards and stock appreciation rights based upon a vesting schedule and correct defects, supply omissions or reconcile inconsistencies in the plan or any award thereunder, and make all other determinations as the Committee may deem necessary or desirable for the administration and interpretation of the Incentive Compensation Plan.

Eligibility. The persons eligible to receive awards under our Incentive Compensation Plan are the employees, officers, directors, consultants, independent contractors and advisors of our Company or any parent or subsidiary of our Company and other persons who have made or are expected to make contributions to our Company.

Types of Awards. Our Incentive Compensation Plan provides for the issuance of stock options, incentive stock options, restricted compensation shares, restricted compensation share units, stock appreciation rights (or SARs), performance shares, award shares and other stock-based awards. Performance share awards entitle recipients to acquire shares of common stock upon the attainment of specified performance goals within a specified performance period, as determined by the Committee.

Shares Available for Awards. Subject to certain recapitalization events described in the Incentive Compensation Plan, the aggregate number of shares of common stock that may be issued pursuant to our Incentive Compensation Plan at any time during the term thereof is 2,897,111 shares.  If any award expires, or is terminated, surrendered or forfeited, the common stock covered by such award will again be available for the grant of awards thereunder.

Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options (or ISOs) and non-qualified stock options, restricted compensation shares, restricted compensation share units, stock appreciation rights, performance shares and award shares. The terms and conditions of awards under the plan including number of shares covered, exercise price per share and term are determined by the committee, but in the case of an ISO, the exercise price must not be less than the fair market value of a share of common stock on the date of grant. For purposes of our Incentive Compensation Plan, if at the time of a grant, our Company’s common stock is publicly traded, the term “fair market value” means (i) if listed on an established stock exchange or national market system, the last reported sales price or the closing bid if no sales were reported on such exchange or system, or (ii) the average of the closing bid and asked prices last quoted by an established quotation service for over-the-counter securities if the common stock is not reported on a national market system. In the absence of an established market for our common stock, the fair market value shall be determined in good faith by the Committee.  The number of shares covered by each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. The Committee also determines the terms and conditions of restricted compensation shares, restricted compensation share units, performance shares, award shares and other stock-based awards thereunder.

Restricted Compensation Shares and Restricted Compensation Share Units. The Committee is authorized to grant restricted compensation shares and restricted compensation shares units. An award of restricted compensation shares is a grant which entitles recipients to acquire shares of common stock subject to restrictions on transfer and which may be forfeited if all specified employment, vesting and/or performance conditions as determined by the committee are not met. An award of restricted compensation share units confers upon a recipient the right to acquire, at some time in the future, restricted compensation shares, subject to forfeiture if all specified award conditions as determined by the Committee are not met.

Performance Shares and Award Shares. The Committee is authorized to grant awards entitling recipients to acquire shares of common stock upon the attainment of specified performance goals and grant awards entitling recipients to acquire shares of common stock subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs as determined by the Committee, subject to such other terms as the Committee may specify.

Other Stock-Based Awards. The Committee is authorized to grant other awards based upon the common stock having such terms and conditions as the Committee may determine including, without limitation, the grant of securities convertible into common stock and the grant of phantom stock awards or stock units.

Performance Goals and Other Criteria. The Committee shall establish objective performance goals for participants or groups of participants for performance-based awards under the plan excluding options and stock appreciation rights. With respect to participants who are “covered employees” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended), an award other than an option or a stock appreciation right may be based only on performance factors that are compliant with applicable regulations.

Other Terms of Awards. Options may be exercised by written notice of exercise to us by way of cashless exercise, settlement of which shall be made solely in cash. Unless otherwise determined by the Committee, awards may not be transferred except by will or the laws of descent and distribution and, during the life of the participant, may be exercisable only by the participant. However, except as the Committee may otherwise determine, nonstatutory options and restricted compensation shares may be transferred pursuant to a qualified domestic relations order (as defined by ERISA) or pursuant to certain estate-planning vehicles. To the extent not inconsistent with the plan or applicable law, the Committee may include additional provisions in awards such as, among other things, restrictions on transfer, commitments to pay cash bonuses and guaranty loans. The Committee shall determine the effect on awards of disability, death, retirement, leave of absence or other change in participant status. Applicable taxes may be deducted from payments to award recipients. Participants have no right to continued employment or other relationship with us, and subject to award provisions, participants have no rights as stockholders of our Company until becoming record stockholders.

Acceleration or Extension of Vesting; Change in Control. The Committee may, in its discretion, accelerate the dates on which all or any particular option or award under the plan may be exercised and may extend the dates during which all or any particular option or award under the plan may be exercised or vest. In the case of a “change in control” of our Company, as defined in our Incentive Compensation Plan, we will take one or a combination of the following actions: (a) make appropriate provision for the continuation or assumption of the awards; (b) acceleration of exercise or vesting of the awards; (c) exchange of the awards for the right to participate in a benefit plan of a successor; (d) repurchase of awards; or (e) termination of awards immediately prior to a change in control.

Amendment and Termination. The Committee may amend, suspend or terminate our Incentive Compensation Plan provided, however, that no amendment may be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations. Our plan became effective upon the date it was adopted by the committee and approved by our stockholders, and no awards may be granted under the plan after the completion of ten years thereafter. Awards previously granted may extend beyond that date.

The Committee and the Board of Directors have approved amendments to the Incentive Compensation Plan as described below, each set forth as a separate Proposal hereunder. Below you will find Proposal 1 and Proposal 2 for the significant amendments to the Incentive Compensation Plan that will be included, if approved, in the Amended and Restated Juhl Wind, Inc. 2008 Incentive Compensation Plan (the “Amended and Restated Plan”). Proposal 3 provides for administrative changes to the Incentive Compensation Plan that will be included, if approved, in the Amended and Restated Plan. If there is no proposal with regard to a particular provision in the Amended and Restated Plan, that signifies that there are no significant differences with respect to such provision between the Incentive Compensation Plan and the Amended and Restated Plan.

Amendments to the Incentive Compensation Plan

The amendments to the Incentive Compensation Plan included in Proposals 1 through 3 which are approved by a majority of the shares of stock entitled to vote thereon will be included in the Amended and Restated Plan. If any of the amended provisions of the Incentive Compensation Plan set forth in Proposals 1 through 3 are rejected by the stockholders, such provisions will be stricken from the Amended and Restated Plan. The Amended and Restated Plan includes all provisions set forth in Proposals 1 through 3.

The description of the proposed amendments set forth as Proposal 1 through Proposal 3 to the Incentive Compensation Plan is only a summary. You are encouraged to review the Incentive Compensation Plan and the proposed Amended and Restated Plan in their entirety. The Company has included both the Incentive Compensation Plan as Exhibit A and the proposed Amended and Restated Plan as Exhibit B so that each stockholder will have the opportunity to compare them and have full disclosure of the amendments proposed by the Company for stockholder approval.

PROPOSAL 1:
AMENDMENT OF THE INCENTIVE COMPENSATION PLAN
TO INCREASE THE SHARES AVAILABLE THEREUNDER

Purpose of Amendment

The Incentive Compensation Plan provides that 2,897,111 shares of the Company’s common stock are available for awards granted thereunder, subject to adjustments for recapitalizations or similar events and subject to other provisions of the Incentive Compensation Plan. The number of shares available was established in June 2008 upon the initial adoption of the Incentive Compensation Plan by the Board and the stockholders. The Company has granted outstanding options under the plan representing an aggregate of 1,510,000 shares, none of which have been exercised. The Company has experienced significant growth since the adoption of the Incentive Compensation Plan in 2008 and needs the flexibility of offering awards under the Incentive Compensation Plan in the context of employment, acquisition and retention of directors and business transactions. The number of shares currently available under the Incentive Compensation Plan does not permit the Company the opportunity to take full advantage of offering incentive awards as a component of achieving Company’s goals. It is necessary, subject to other requisite approval, to amend the Incentive Compensation Plan to increase the number of shares available for awards thereunder for the grant of options to current executives and executives of the companies we hope to acquire. The increase in the number of shares available under the Incentive Compensation Plan up to a total of 4,500,000 shares would permit the grant of options to the Company’s executives and other employees, directors, consultants, independent contractors and advisors as needed. An increase in the available shares under the Incentive Compensation Plan would enhance the Company’s ability to carry out the purpose of the Plan which is to provide awards to participants who have made or are expected to make contributions to the Company. The Company believes that that the proposed amendment to increase the number of shares available under the Incentive Compensation Plan is in the best interests of the Company and its stockholders.

 Vote Required and Recommendation

Pursuant to Incentive Compensation Plan, the Committee may amend, suspend or terminate the Incentive Compensation Plan or any portion thereof at any time, subject to stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations. The Committee and the Board have approved the amendment of the Incentive Compensation Plan to increase the number of shares available for awards thereunder up to a total of 4,500,000 shares, and the Board has recommended that this proposal for amendment of the Incentive Compensation Plan be presented to the stockholders for approval. Pursuant to Delaware General Corporation Law and the Amended and Restated By-Laws of the Company, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the proposal shall be the act of the stockholders. The increase in the total number of shares reserved under the Incentive Compensation is subject to other requisite approval. The Board recommends that its stockholders vote “FOR” the amendment of the Incentive Compensation Plan to increase the number of shares available for awards thereunder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES FOR AWARDS THEREUNDER FROM 2,897,111 UP TO A TOTAL OF 4,500,000 SHARES.

PROPOSAL 2:
RETROACTIVE AMENDMENT OF ANNUAL PER-PARTICIPANT LIMIT TO CONFORM TO ORIGINAL INTENT OF INCENTIVE COMPENSATION PLAN

Purpose of Amendment

The Incentive Compensation Plan provides that subject to adjustment for recapitalizations or similar events and other applicable provisions, no participant may be granted awards during any one fiscal year to purchase more than 30,000 shares of common stock. This per-participant annual limit was included in the Incentive Compensation Plan in error when originally adopted by the Company prior to the share exchange transaction among it, Juhl Energy Development, Inc. and Juhl Energy Services, Inc., and the Compensation Committee and the Board have proposed a retroactive amendment to change the annual per-participant limit from 30,000 to 1,000,000 shares to conform to the original intent of the Incentive Compensation Plan. Because the annual per-participant limit is incorrect in the Incentive Compensation Plan, the amendment of the Incentive Compensation Plan to correct the annual per-participant limit, if approved, will be retroactive to June 16, 2008 when the Incentive Compensation Plan was originally approved by the Board and the stockholders of the Company. The Company believes that the proposed retroactive amendment to change the annual per-participant limit to conform to the original intent of the Incentive Compensation Plan is in the best interests of the Company and its stockholders.

 Vote Required and Recommendation

Pursuant to Incentive Compensation Plan, the Committee may amend, suspend or terminate the Incentive Compensation Plan or any portion thereof at any time, subject to stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations. The Committee and the Board have approved the retroactive amendment to change the annual per-participant limit to 1,000,000 shares, and the Board has recommended that this proposal for amendment of the Incentive Compensation Plan be presented to the stockholders for approval. Pursuant to Delaware General Corporation Law and the Amended and Restated By-Laws of the Company, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the proposal shall be the act of the stockholders. The Board recommends that its stockholders vote “FOR” the retroactive amendment of the Incentive Compensation Plan to change the annual per-participant limit to 1,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE RETROACTIVE AMENDMENT OF THE INCENTIVE COMPENSATION PLAN TO CHANGE THE ANNUAL PER-PARTICIPANT LIMIT TO 1,000,000 SHARES.

PROPOSAL 3:
AMENDMENT OF THE INCENTIVE COMPENSATION PLAN TO
MAKE ADMINISTRATIVE CHANGES

Purpose of Amendment

This proposed amendment to the Incentive Compensation Plan would make revisions which consist of administrative changes. The administrative changes covered by this amendment include (a) restructuring the Definitions section to include terms previously defined in the body of the document; (b) defining certain terms which were undefined; (c) re-wording certain definitions and provisions for clarification; (d) consolidating duplicative provisions; and (e) deleting unnecessary definitions. None of the administrative changes covered by this proposed amendment are intended to cause any substantive changes to the Incentive Compensation Plan.

The Company believes that this proposed amendment to make administrative changes would be in the best interests of the Company and its stockholders and would provide clarification to the Incentive Compensation Plan.

Vote Required and Recommendation

Pursuant to Incentive Compensation Plan, the Committee may amend, suspend or terminate the Incentive Compensation Plan or any portion thereof at any time, subject to stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations. The Committee and the Board have approved the amendment of the Incentive Compensation Plan to make administrative changes, and the Board has recommended that this proposal for amendment of the Incentive Compensation Plan be presented to the stockholders for approval. Pursuant to Delaware General Corporation Law and the Amended and Restated By-Laws of the Company, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the proposal shall be the act of the stockholders. The Board recommends that its stockholders vote “FOR” the amendment of the Incentive Compensation Plan to make administrative changes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE INCENTIVE COMPENSATION PLAN TO MAKE ADMINISTRATIVE CHANGES.

PROPOSAL 4:
ELECTION OF DIRECTORS

Pursuant to our Amended and Restated By-Laws, our Board of Directors shall consist of not less than two or more than ten members, with the exact number to be fixed from time to time in accordance with a resolution adopted by a majority of the entire Board of Directors. By resolution, our Board of Directors has fixed the number of directors at five. Our Amended and Restated By-Laws provide that the Board of Directors may act to divide the directors into three classes, designated as Class I, Class II and Class III. By resolution, our Board of Directors has acted to divide the directors into classes, with the term of the Class I directors to expire at the annual meeting of stockholders to be held in 2013, the term of the Class II directors to expire at the annual meeting of stockholders to be held in 2014 and the term of the Class III directors to expire at the annual meeting of stockholders to be held in 2015, in each case until his or her successor is duly elected and qualified or until his or her earlier resignation, death, incapacity or removal from office. Upon the expiration of the initial staggered terms of office for each class of directors, the successor directors of each class shall be elected for a full term of three years, to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office.

Nominees for Re-election

The following individuals have been recommended and nominated by the Nominations and Governance Committee of the Board of Directors to serve as directors of Juhl Wind, Inc.:

Class I Director (to serve until 2013):

Edward C. Hurley

Class II Directors (to serve until 2014):

John Mitola
General Wesley Clark (ret.)

Class III Directors (to serve until 2015):

James W. Beck
Daniel J. Juhl

Each of the nominees is a current Director who was elected by a majority of our stockholders and who has been nominated for re-election by our Nominations and Governance Committee and our existing Board. Directors will be elected to serve until the annual meeting of stockholders to be held in 2013, 2014 or 2015 (as designated above) or until such director’s successor shall have been elected and qualified or until such director’s earlier resignation, removal from office or death.

The following provides information regarding the nominees, including each nominee’s respective age, principal occupation, business experience for at least the past five (5) years an directorships in other reporting companies.

Daniel J. Juhl became our Chairman of the Board and Principal Executive Officer on June 24, 2008, and had served as President of Juhl Energy Development since September 2007 and Juhl Energy Services, since January 1989. Mr. Juhl has been involved in the wind power industry for more than 30 years. He has experience in the design, manufacture, maintenance and sale of wind turbines. He also provides consulting services in the wind power industry helping farmers develop wind projects that qualify for Minnesota’s renewable energy production incentives. Mr. Juhl has been involved in the development of about 1,500 megawatts of wind generation in his 30+ years of experience in the field. He has served as the principal technology officer of Next Generation Power Systems, Inc. from October 2005 until the present. He has been the principal consultant for wind energy projects to Edison Capital, John Deere Capital, Vestas, EWT, Suzlon Turbine Manufacturing, and various public and private utilities throughout the United States and Canada. He has appeared before numerous state and federal governmental bodies advocating wind power and community-based energy development on behalf of landowners, farmers and ranchers. Mr. Juhl wrote the popular wind energy reference guidebook, “Harvesting Wind Energy as a Cash Crop.”

Mr. Juhl’s extensive experience in the wind power industry and his specific experience as founder of Juhl Energy Development and Juhl Energy Services, the related companies which are now our wholly-owned subsidiaries, provide the Company with a solid foundation of knowledge about the industry, lends stability to the Company’s position in the industry and makes Mr. Juhl uniquely qualified to serve as CEO and a director of the Company.

John P. Mitola became our President and a member of our board of directors on June 24, 2008, and had served in similar positions with Juhl Energy Development since April 2008. Mr. Mitola has more than 20 years of experience in the energy and environmental industries, real estate development, venture capital, engineering and construction. He was a managing partner with Kingsdale Capital International, a private equity and capital advisory firm that specialized in merchant banking, leveraged buyouts and corporate finance, since August 2006. From 2003 to 2009 Mr. Mitola served as Chairman of the Illinois Toll Highway Authority, one of the largest agencies in Illinois and one of the largest transportation agencies in North America with a $600 million annual operating budget and a $6.3 billion capital program, operating over 274 miles of roadway serving the Chicago metro region.

Most recently, Mr. Mitola was Chief Executive Officer and a director of Electric City Corp., a publicly-held company that specialized in energy efficiency systems, where he served from January 2000 to February 2006. Prior to his role at Electric City, Mr. Mitola was vice president and general manager of Exelon Thermal Technologies, a subsidiary of Exelon Corp. that designed and built alternative energy systems, from March 1997 to December 1999. Prior to serving as its general manager, Mr. Mitola served in various leadership roles at Exelon Thermal Technologies from January 1990 until his move to Electric City Corp. in January 2000.  Mr. Mitola is also a member of the board of directors of another publicly-traded company, IDO Security Inc.  He is a member of the American Society of Heating, Refrigerating and Air-Conditioning Engineers, and the Association of Energy Engineers. His community affiliations include membership in the Economic Club of Chicago, City Club of Chicago, Union League Club and the governing board of the Christopher House Board of Directors. He is also a member of the board of the Illinois Council Against Handgun Violence. Mr. Mitola received his B.S. degree in engineering from the University of Illinois at Urbana-Champaign and J.D. degree from DePaul University College of Law.

Mr. Mitola’s varied experience in energy-related businesses, his public company experience and the administrative skills he has acquired over his career make him particularly capable to lead the Company’s management team and serve as one of its directors.

Edward C. Hurley became a director of our Company in July 2008 following our reverse public offering transaction and is a member of our audit committee as of November 2009. Mr. Hurley also serves on the nominations and governance committee and chairs our compensation committee.  Mr. Hurley is a partner with Foley & Lardner LLP where he is a member of the Energy Industry Team, focusing his practice on public utility regulation, a position he has held since May 2010.

Mr. Hurley dedicated over 16 years of his career at the Illinois Commerce Commission ("ICC") where he served as the agency's chairman, as well as a commissioner and an administrative law judge. During his tenure at the ICC, Mr. Hurley was involved in resolving complex issues impacting Illinois businesses governed by the ICC, including the deregulation of the electric energy markets, the process for procurement of electricity by electric utilities, and mergers and acquisitions of telecommunications, electric, and natural gas utilities. He also served as the Special Director of the Office of Emergency Energy Assistance for the State of Illinois, being responsible for the successful implementation of the "Keep Warm Illinois" and "Keep Cool Illinois" Campaigns that were driven by anticipated increases in the costs of natural gas and electricity.

Mr. Hurley also has been involved in regulatory issues at a national level. While at the ICC, Mr. Hurley was active in the National Association of Regulatory Utility Commissioners, where he served on the board of directors as well as the Water Committee. In these roles, Mr. Hurley gained a national perspective regarding the regulatory requirements imposed upon utilities operating in newly competitive markets. He continues to be an active participant, as well as a guest speaker, at numerous conferences relating to issues impacting businesses that operate in regulated industries, including energy, telecommunications and investor-owned water systems. Also, Mr. Hurley has been a member of the National Coal Council since 2004. Prior to joining Foley, Mr. Hurley was of counsel with Chico & Nunes, P.C. He began his career representing clients in litigation in private practice and as an Illinois Assistant Attorney General. Mr. Hurley received his J.D. from John Marshall Law School in 1980 and his B.S.B.A. from Marquette University in 1976.

The Company believes that Mr. Hurley’s significant experience in his leadership role at a large public agency in the energy arena adds valuable depth to the Company’s board of directors.

General Wesley Clark (ret.) became a director of our Company in January 2009, and is a member of our audit committee as of November 2009.   He is also a member of our compensation committee and our nominations and corporate governance committee.   Wesley K. Clark is a businessman, educator, writer and commentator.

General Clark serves as Chairman and CEO of Wesley K. Clark & Associates, a strategic consulting firm; Co-Chairman of Growth Energy; senior fellow at UCLA's Burkle Center for International Relations; Chairman of Clean Terra, Inc.; Director of International Crisis Group; Chairman of City Year Little Rock; as well as numerous corporate boards. General Clark has authored three books and serves as a member of the Clinton Global Initiative's Energy & Climate Change Advisory Board and ACORE's Advisory Board.

Clark retired a four star general after 38 years in the United States Army. He graduated first in his class at West Point and completed degrees in Philosophy, Politics and Economics at Oxford University (B.A. and M.A.) as a Rhodes Scholar. While serving in Vietnam, he commanded an infantry company in combat, where he was severely wounded and evacuated home on a stretcher. He later commanded at the battalion, brigade and division level, and served in a number of significant staff positions, including service as the Director Strategic Plans and Policy (J-5). In his last assignment as Supreme Allied Commander Europe, he led NATO forces to victory in Operation Allied Force, saving 1.5 million Albanians from ethnic cleansing.

His awards include the Presidential Medal of Freedom, Defense Distinguished Service Medal (five awards), Silver star, Bronze star, Purple Heart, honorary knighthoods from the British and Dutch governments, and numerous other awards from other governments, including award of Commander of the Legion of Honor (France).

The Company believes that the exceptional leadership skills developed by General Clark during his illustrious career and his prominence as a spokesman for energy-related issues lend perspective to the Board and provide opportunities for growth of the Company.

James W. Beck became a director of our Company in November 2009, and is a member of our audit committee as of November 2009 of which he currently serves as chair. He is also a member of our compensation committee and our nominations and corporate governance committee. Mr. Beck is a major shareholder of Intepro, a company engaged in the development of software for vertical markets having to meet requirements for regulatory compliance, and is a co-owner of EMCllc, a firm engaged in the engineering, design and implementation of energy efficient lighting systems in industrial and commercial applications throughout North America for new construction and retrofit markets. Mr. Beck has previously been involved with companies engaged in the evaluation and implementation of energy usage, alternative energy sources, electrical continuation, and energy conservation. Mr. Beck earned a B.S. degree in business from the University of Minnesota. Mr. Beck serves as a member of the Board of Directors of AIA Insurance Services in Lewiston, Idaho, serves as a member of the Advisory Committee of Summit Academy in Minneapolis, Minnesota and is involved in various other community and civic activities.

The Company’s addition of Mr. Beck as a director was founded upon his expertise in the areas of energy usage and conventional and alternative energy and his practical experience in the application of that knowledge to commercial markets which the Company believes will be a valuable asset to its Board.

Independent Directors

Mr. Ed Hurley, Mr. James Beck and General Wesley Clark serve on our board of directors as an “independent director” defined under NASDAQ rules and by the regulations of the Securities Exchange Act of 1934.

In June 2008, we agreed with Vision Opportunity Master Fund, Ltd., the lead investor in the private placement, to nominate to our Board an independent and industry-qualified director selected by it, and reasonably acceptable to us, to serve as a director for at least three years after the closing of the exchange transaction and private placement. We also agreed to cause such director to be appointed to the audit or compensation committee of our Board, when established.  In fulfillment of that agreement, Mr. Hurley was appointed as such director, and is also a member of both our Audit Committee and Compensation Committee.

Board Composition and Meetings of Board of Directors

The Board of Directors is currently composed of five members.  All actions of the Board of Directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.  In 2011, our Board of Directors met in person two times and acted by written consent four times.

Board Committees

The Company has established an Audit Committee and has created a Compensation Committee and a Nominations and Governance Committee, in compliance with established corporate governance requirements.  Currently, Mr. Hurley, General Clark and Mr. Beck are our only “independent” directors, as that term is defined under NASDAQ rules and by the regulations of the Securities Exchange Act of 1934.

Audit Committee.  The Board of Directors of the Company established an Audit Committee at its meeting on November 24, 2009.  At this meeting, Mr. Beck was appointed Audit Committee Chairman, and Mr. Hurley and General Clark were appointed as members of the Audit Committee.  As a result, the Audit Committee is comprised of our "independent" directors as defined in NASDAQ Marketplace Rule 5605(a)(2).  Further, the Board of Directors of the Company adopted an Audit Committee Charter at its meeting on April 8, 2010.  The Audit Committee reviews the results and scope of the audit and the financial recommendations provided by our independent registered public accounting firm.  Further, the Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls.

The Company does not have a member of its Audit Committee who qualifies as a “financial expert” at this time.  The Company believes that the relevant business experience of its current Board and Audit Committee members provides adequate oversight of accounting and financial reporting and internal controls.  The Company expects, however, to consider the addition of an Audit Committee financial expert in the future as may be required by a national stock exchange.

Compensation Committee. The Board of Directors of the Company established a Compensation Committee at its April 8, 2010 meeting.    The Compensation Committee is comprised of our “independent” directors as defined in NASDAQ Marketplace Rule 5605(a)(2). The Compensation Committee reviews and approves our salary and benefit policies, including compensation of executive officers.  Further, the Compensation Committee administers our Incentive Compensation Plan, and recommends and approves grants of stock options, restricted stock and other awards under that plan.

Nominations and Governance Committee. The Board of Directors of the Company established a Nominations and Governance Committee (“Nominations Committee”) at its April 8, 2010 meeting.  The Nominations Committee is comprised of our “independent” directors as defined in NASDAQ Marketplace Rule 5605(a)(2).  The Nominations Committee reviews the qualifications of prospective directors for consideration by the board of directors as management’s nominees for directors. The purpose of the Nominations Committee is to select, or recommend for our entire board’s selection, the individuals to stand for election as directors at the annual meeting of stockholders and to oversee the selection and composition of committees of our Board. The Nominations Committee’s duties also include considering the adequacy of our corporate governance and overseeing and approving management continuity planning processes.

We will consider nominations for directors submitted by stockholders. Stockholder nominations for election to the Board must be made by written notification received by us not later than sixty days prior to the next annual meeting of stockholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying stockholder;

2.	The principal occupation of the proposed nominee;

3.	A representation that the notifying stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

4.	The total number of our shares owned by the notifying stockholder;

5.
A description of all arrangements or understandings between the notifying stockholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying stockholder;

6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and

7.	The consent of the nominee to serve as one of our directors, if elected.

The Nominations Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.

The Nominations Committee has not established specific criteria or minimum qualifications that must be met by committee-nominated or shareholder-nominated nominees for director. Regardless of the source of a given nominee’s nomination, the Nominations Committee evaluates each nominee based solely upon his/her educational attainments, relevant experience and professional stature. The Nominations Committee primarily seeks nominations for director from institutional security holders, members of the investment banking community and current directors.

Indebtedness of Directors and Executive Officers

None of our directors or executive officers or their respective associates or affiliates is indebted to us.

Family Relationships

There are no family relationships among our directors and executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

We have securities registered under Section 12 of the Exchange Act and, accordingly, our directors, officers and affiliates are required to file reports under Section 16(a) of the Exchange Act.

All of our officers and directors are current in the filing of their beneficial ownership reports pursuant to Section 16(a) of the Exchange Act.

Certain Relationships and Related Transactions

Juhl Wind provides management, administrative and accounting services to four wind farm operations in which Dan Juhl and immediate family members have less than 5% equity interests in each entity. The revenues earned in the years ended December 31, 2011 and 2010 was $123,000 and $326,000, respectively.

Our CEO, Dan Juhl, is the .1% minority interest member of the 10.2 MW Woodstock Hills wind farm, which the Company acquired a 99.9% membership interest.

Three of our directors, Edward C. Hurley, General Wesley K. Clark, and James W. Beck are “independent” directors as that term is defined under NASDAQ rules and by the regulations of the Securities Exchange Act of 1934.

Directors, Executive Officers and Corporate Governance

The following table shows the positions held by our board of directors and executive officers, and their ages as of August 9, 2012:

Name	Age	Position
Daniel J. Juhl	61	Chairman of the Board of Directors and Principal Executive Officer
John P. Mitola	47	President and Director
John J. Brand	56	Principal Financial Officer
Edward C. Hurley	58	Director
General Wesley Clark (ret.)	67	Director
James W. Beck	68	Director

To date, all directors have been elected annually to hold office until the next annual meeting of stockholders and the election and qualification of their successors. By resolution, as authorized by our Amended and Restated Bylaws, the Board has acted to divide the directors into three classes, designated as Class I, Class II and Class III directors. Commencing with the 2012 annual meeting of stockholders, directors will be elected by class. Initially, the Class I directors will be elected to serve a one-year term until 2013, the Class II directors will be elected to serve a two-year term until 2014 and the Class III directors will be elected to serve a three-year term until 2015. Thereafter, each class of directors shall be elected for a full three-year term to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

EXECUTIVE COMPENSATION

The following table sets forth, for the most recent two fiscal years, all cash compensation paid, distributed or accrued, including salary and bonus amounts, for services rendered to us by our Principal Executive Officer and four other executive officers in such year who received or are entitled to receive remuneration in excess of $100,000 during the stated period and any individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer as at December 31, 2011:

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary $	Bonus1 $	Stock Awards $	Option Awards2 $	Non- Equity Incentive Plan Compen- sation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Totals $
Daniel J. Juhl Chairman and Principal Executive Officer	2011 2010	214,585 200,004	60,000 100,000	- -	- -	- -	- -	82,2273 9,7004	356,812 309,704
John P. Mitola President	2011 2010	214,585 200,004	50,000 100,000	- -	- 170,000	- -	- -	82,2273 9,7004	346,812 479,704
John Brand Principal Financial Officer	2011 2010	150,000 134,940	45,000 90,000	- -	- 79,333	- -	- -	41,9455 9,7004	236,945 313,973

1 2010 bonus payments were actually paid to Company executives in 2011 based upon accruals made by management as of December 31, 2010 and included in compensation figures reported for 2010.

2 The determination of value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in our financial statements included in this annual report. The amounts represent annual amortization of fair value of stock options granted to the named executive officer.

 3 Represents Car Allowance, Health Savings Account contribution PTO and salary catch-up

4 Represents Car Allowance and Health Savings Account contribution

5 Represents Car Allowance, Health Savings Account contribution and PTO

The aggregate amount of benefits in each of the years indicated did not exceed the lesser of $50,000 or 10% of the compensation of any named officer.

Outstanding Equity Awards at Fiscal Year-End

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) 1		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John P. Mitola	510,000	-	-	$1.00	06/24/2018	-			-	-
John J. Brand	100,000	-	-	$1.95	01/26/2019	-	-		-	-
John J. Brand	112,500	37,500	-	$2.11	08/13/2019	37,500	31,875	1	-	-

1 The market value of shares with respect to options that have not vested are valued using $0.85 per share, the closing price per share of common stock at December 30, 2011.

Compensation of Directors

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees on which they serve. We compensate directors through stock options granted under our 2008 Incentive Compensation Plan and an annual cash stipend.

In July of 2008, Edward C. Hurley was appointed as a director of the Company. In connection with his appointment, we granted Mr. Hurley stock options to purchase 10,000 shares of Company common stock at $1.00 per share over a two-year vesting period. Mr. Hurley also receives cash compensation of $4,000 per quarter, $700 per quarter as Chair of the Compensation Committee and $500 for attendance at any Board committee meeting. On June 1, 2011 we granted Mr. Hurley stock options to purchase 10,000 shares of common stock at $1.15 per share which vested on December 31, 2011.

On January 14, 2009, General Wesley K. Clark was appointed as a director of the Company to serve under the terms of a letter agreement between the Company and General Clark dated January 13, 2009, a copy of which is attached as an exhibit to this Report.  In January 2009, we granted General Clark stock options to purchase 10,000 shares of common stock at $2.11 per share.  In addition, on June 29, 2009, we granted General Clark stock options to purchase 500,000 shares of our common stock outside of our 2008 Incentive Compensation Plan at $2.00 per share, with 166,666 shares immediately exercisable, 166,667 options vesting on June 29, 2010 and 166,667 options vesting on June 29, 2011. General Clark also receives cash compensation of $4,000 per quarter, $700 per quarter as Chair of the Nominations and Governance Committee and $500 for attendance at any Board committee meeting. On June 1, 2011 we granted General Clark stock options to purchase 10,000 shares of common stock at $1.15 per share which vested on December 31, 2011.

On November 24, 2009, James W. Beck was appointed as a director of the Company.  In connection with his election, we granted Mr. Beck stock options to purchase 10,000 shares of Company common stock at $1.89 per share over a two year vesting period.  Mr. Beck also receives cash compensation of $4,000 per quarter, $1,000 per quarter as Chair of the Audit Committee and $500 per quarter for attendance at any Board committee meeting. On June 1, 2011 we granted Mr. Beck stock options to purchase 10,000 shares of common stock at $1.15 per share which vested on December 31, 2011.

The table below summarizes the compensation that we paid to non-management directors for the fiscal year ended December 31, 2011.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards1 ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edward C. Hurley	16,633	-	6,4002	-	-	-	23,033
General Wesley Clark	16,133	-	6,4002	-	-	-	22,533
James Beck	17,333	-	6,4002	-	-	-	23,733

1 Amounts in this column are calculated utilizing the provisions of ASC Topic No. 718, “Share-based Payments.” See Note 19, “Stock-Based Compensation” of the consolidated financial statements for the year ended December 31, 2011 included in this Report for a discussion of the assumptions underlying the valuation of our equity awards. The amounts do not reflect whether the recipient has actually realized a financial gain from these awards (such as by exercising stock options).

2 The amount reflects the fair value of 10,000 options granted on June 1, 2011 at a price of $1.15 per option, as determined using a Black-Scholes option pricing model. All options remain outstanding.

Employment Agreements

Daniel J. Juhl has been employed by the Company since the closing of the share exchange transaction on June 24, 2008. Effective January 1, 2012 we entered into an Executive Employment Agreement with Mr. Juhl under which we will employ Mr. Juhl as Chief Executive Officer for a five-year term ending on December 31, 2016. During the first year of the term, Mr. Juhl’s monthly salary will be $19,687.50, and Mr. Juhl’s monthly salary will be increased by five percent (5%) during each remaining year of the term. We are obligated to pay Mr. Juhl an annual performance bonus of a maximum of his annual salary upon reaching certain goals established by the board of directors. The performance bonus is conditioned upon (a) profitable operations of our company for the full year for which the bonus is to be paid and (b) minimum revenue growth during the year for which the bonus is to be paid as established by the board of directors. Mr. Juhl is entitled to be granted options to purchase 1,000,000 shares of common stock of the Company, subject to approval by the board of directors and any additional required approvals. Mr. Juhl receives an automobile allowance of $750 per month, 20 days of paid annual vacation and other employee benefits provided to similarly-situated employees. Mr. Juhl is entitled to severance compensation in an amount equal to 90 days’ pay in the event he terminates his employment for good reason.

John P. Mitola has been employed by the Company since the closing of the share exchange transaction on June 24, 2008. Effective January 1, 2012 we entered into an Executive Employment Agreement with Mr. Mitola under which we will employ Mr. Mitola as President for a five-year term ending on December 31, 2016. During the first year of the term, Mr. Mitola’s monthly salary will be $19,687.50, and Mr. Mitola’s monthly salary will be increased by five percent (5%) during each remaining year of the term. We are obligated to pay Mr. Mitola an annual performance bonus of a maximum of his annual salary upon reaching certain goals established by the board of directors. The performance bonus is conditioned upon (a) profitable operations of our company for the full year for which the bonus is to be paid and (b) minimum revenue growth during the year for which the bonus is to be paid as established by the board of directors. Mr. Mitola is entitled to be granted options to purchase 1,000,000 shares of common stock of the Company, subject to approval by the board of directors and any additional required approvals. Mr. Mitola receives an automobile allowance of $750 per month, 20 days of paid annual vacation and other employee benefits provided to similarly-situated employees. Mr. Mitola is entitled to severance compensation in an amount equal to 90 days’ pay in the event he terminates his employment for good reason.

On January 26, 2009, our board of directors appointed John J. Brand as our Chief Financial Officer. Effective January 1, 2012 we entered into an Executive Employment Agreement with Mr. Brand under which we will employ Mr. Brand as Chief Financial Officer for a five-year term ending on December 31, 2016. During the first year of the term, Mr. Brand’s monthly salary will be $15,000, and Mr. Brand’s monthly salary will be increased in the range of three percent (3%) to five percent (5%) annually based on the judgment of the board of directors as recommended by the Compensation Committee based on the balance sheet health of the Company and other relevant factors. We are obligated to pay Mr. Brand an annual performance bonus of a maximum of his annual salary upon reaching certain goals established by the board of directors. Mr. Brand is entitled to be granted options to purchase 750,000 shares of common stock of the Company, subject to approval by the board of directors and any additional required approvals. Mr. Brand receives an automobile allowance of $750 per month, 20 days of paid annual vacation and other employee benefits provided to similarly-situated employees. Mr. Brand is entitled to severance compensation in an amount equal to 90 days’ pay in the event he terminates his employment for good reason.

Equity Compensation Plan Information

There are 2,897,111 shares of common stock reserved for issuance under our Incentive Compensation Plan. We adopted our Incentive Compensation Plan on June 16, 2008, and prior to that date, we did not have in place any equity compensation plan.

The following table provides information as of December 31, 2011, with respect to the shares of common stock that may be issued under our existing equity compensation plan.

Equity Compensation Plan Information

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,260,000	$1.56	1,637,111

Equity compensation plans not approved by security holders	650,000	$2.39	-

Total	1,910,000	$1.84	1,637,111

The material provisions of the Incentive Compensation Plan approved by security holders are described herein.

The 650,000 options and warrants granted under equity compensation plans not approved by security holders include the following:

•
Options granted June 29, 2009 as compensation to our director, General Wesley Clark, to purchase 500,000 shares of common stock at $2.00 per share, with 166,666 shares immediately exercisable, 166,667 options vesting on June 29, 2010 and 166,667 options vesting on June 29, 2011. The options expire June 29, 2019.

•	Warrants granted December 19, 2008 as compensation to a consultant to purchase 25,000 shares of common stock at $7.00 per share, which warrants expire June 19, 2013.
•	Warrants granted December 19, 2008 as compensation to a consultant to purchase 25,000 shares of common stock at $10.00 per share, which warrants expire June 19, 2013.
•	Warrants granted December 31, 2009 as compensation to two consultants each to purchase 50,000 shares of common stock at $1.25 per share, which warrants expire December 31, 2014.

Vote Required and Recommendation

The directors will be elected by a plurality of votes cast at the Meeting. Plurality voting means that the one nominee in Class I, the two nominees in Class II and the two nominees in Class III who receive the highest number of votes cast in person or by proxy at the Meeting by holders of shares of the Company’s common stock entitled to vote thereon shall be elected directors in such class, irrespective of the number of votes received and even if the votes are less than a majority of the votes cast. The Board recommends that its stockholders vote “FOR” each of the nominees for director set forth above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR CLASS I DIRECTORS, CLASS II DIRECTORS AND CLASS III DIRECTORS SET FORTH ABOVE.

PROPOSAL 5:
NAME CHANGE
Purpose of Name Change

The Board has determined that it is advisable and in our best interest to file a Certificate of Amendment to our Certificate of Incorporation to effect the change of the name of our Company from Juhl Wind, Inc. to Juhl Energy, Inc.  The name change will reflect all of the Company’s diverse product and service lines, including solar and other renewable energy projects that are not limited solely to wind power.

The form of the proposed amendment to our Certificate of Incorporation to effect the name change is attached to this Proxy Statement as Exhibit C.

Procedure for Effecting a Name Change

The name change will become effective upon the filing of the Certificate of Amendment to our Certificate of Incorporation which we refer to as the effective time (Effective Time). At the Effective Time, all newly issued stock certificates representing shares of stock will be evidenced by the name Juhl Energy, Inc.  Current holders of certificates representing shares of stock will not be required to exchange stock certificates for new stock certificates bearing the name Juhl Energy, Inc. All stock certificates issued prior to the Effective Date will continue to be recognized by the Company and the Company’s transfer agent.

Vote Required and Recommendation

The Certificate of Amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting and entitled to vote on the proposal. Abstentions will be counted as present at the Meeting for purposes of this matter and will have the effect of a vote against the amendment to the Certificate of Incorporation to change the name of the Company from Juhl Wind, Inc. to Juhl Energy, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM JUHL WIND, INC. TO JUHL ENERGY, INC.

PROPOSAL 6:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board assists the Board in its oversight of the quality and integrity of the financial reporting practices of the Company. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. It is the responsibility of the Audit Committee to annually select and appoint the independent auditor, consider the independence and effectiveness of the independent auditor and approve the fees and other compensation to be paid to the independent auditor.

The Audit Committee has selected Boulay, Heutmaker, Zibell & Co., P.L.L.P. (“Boulay”) to perform the audit of the Company’s consolidated financial statements for the 2012 fiscal year. We are asking the stockholders to ratify this selection. Representatives of Boulay will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

Boulay has served as the Company’s independent auditors since June 24, 2008. Boulay has advised the Company that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriters, voting trustee, director, officer, employee or stockholder. All professional services rendered by Boulay during the fiscal year ended December 31, 2011 were furnished at customary rates.

The total fees charged to the Company for audit services in 2011 were approximately $225,000. These audit fees were incurred for the audit of the Company’s annual financial statements included within Form 10-K, review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and the review of the various required periodic reporting filings. The Company incurred approximately $43,000 for tax or other various financial statement consulting services for the year ended December 31, 2011.

For the year ended December 31, 2010, the total fees charged to the Company for audit services were $154,000, and for audit-related services $9,000.

The current policy of the Board of Directors is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit-related fees were approved by specific board action in 2011.

Vote Required and Recommendation

The ratification of the selection of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent certified public accountants for the 2012 fiscal year requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting and entitled to vote on the proposal. Abstentions will be counted as present at the Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO., P.L.L.P. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2012 FISCAL YEAR.

STOCKHOLDER MATTERS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

The Charter of the Company’s Nominations Committee of the Board of Directors provides that stockholder nominations for election to the Board must be made by written notification received by the Nominations Committee not later than sixty days prior to the next annual meeting of stockholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying stockholder;
2.	The principal occupation of the proposed nominee;

3.	A representation that the notifying stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;
4.	The total number of our shares owned by the notifying stockholder;
5.
A description of all arrangements or understandings between the notifying stockholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying stockholder;

6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and
7.	The consent of the nominee to serve as a director of the Company, if elected.

The Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.  Please provide notice via registered, certified, or express mail to Juhl Wind, Inc., 1502 17th Street SE, Pipestone, Minnesota 56164, ATTN: Corporate Secretary.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying proxy will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

OTHER INFORMATION

The Company’s 2011 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the Meeting, upon written request to John Brand, Chief Financial Officer, Juhl Wind, Inc., 1502 17th Street SE, Pipestone, Minnesota 56164.

Important Notice Regarding Availability of Proxy Materials

The Company’s proxy statement and the Company’s 2011 annual report on Form 10-K and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2012, are also available for review at the Company’s website www.juhlwind.com and at www.sec.gov.  If want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

By Email: jb@juhlwind.com
By Telephone: 507-777-4310
By Letter: to Mr. John Brand, Chief Financial Officer, as noted above

HOUSEHOLDING OF PROXY DOCUMENTS

Only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless those stockholders have notified us of their desire to receive multiple copies of the Proxy Statement.

Stockholders residing at the same address who currently receive only one copy of the Proxy Statement and who would like to receive an additional copy of the Proxy Statement for this Meeting or in the future may contact our Chief Financial Officer by phone at 507-777-4310 or by mail to the Chief Financial Officer, 1502 17th Street SE, Pipestone, Minnesota 56164.

By Order of the Board of Directors

/s/ Daniel J. Juhl

DANIEL J. JUHL, Chairman

Pipestone, Minnesota

August 29, 2012

EXHIBIT A

JUHL WIND, INC.

2008 INCENTIVE COMPENSATION PLAN

JUHL WIND, INC.
2008 INCENTIVE COMPENSATION PLAN

1.           PURPOSE AND ELIGIBILITY. The purpose of this 2008 Incentive Compensation Plan (the "Plan") of Juhl Wind, Inc., a Delaware corporation (the "Company") is to provide stock  options, stock  issuances and other equity interests in the Company (each, an "Award") to (a) Employees, officers, Directors, consultants, independent contractors, and advisors of the Company or any Parent or Subsidiary thereof, and (b) any other Person who is determined by the Committee of the Board of Directors of the Company (the "Board") to have made (or is expected to make) contributions to the Company or any Parent or Subsidiary thereof.  Any person to whom an Award has been granted under the Plan is called a "Participant."  Additional definitions are contained in Section 2 and certain other Sections of the Plan.

2.           CERTAIN DEFINITIONS.

a.	"AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

b.	"BASE SALARY" shall mean a Participant's "Base Salary" as such term is defined in the Employment Agreement.

c.	"BUSINESS ENTITY" shall mean (i) the Company or (ii) any Parent or Subsidiary thereof.

d.	"BUSINESS ENTITY LOCATION" means a Business Entity office consisting of one or more buildings within 25 miles of each other.

e.
"CAUSE" shall mean, "Cause," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, Cause shall mean, as determined by the Committee in its sole discretion, the Participant's

i.	material act of dishonesty with respect to the Business Entity that employs the Participant;

ii.	conviction for a felony, gross misconduct that is likely to have a material adverse effect on the business and affairs of the Business Entity that employs the Participant; or

iii.	other misconduct, such as excessive absenteeism or failure to comply with the rules of the Business Entity that employs the Participant.

f.	"CHANGE IN CONTROL" shall mean the occurrence of the first step, including, but not limited to, commencement of negotiations, in a process that results in any one of the following events:

i.
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the  "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of 40% or more of the (A) then outstanding voting stock of the Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

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ii.
an ownership change in which the stockholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

iii.	the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

iv.	a reorganization, merger, or consolidation in which the Company is a party;

v.	the sale, exchange, or transfer of all or substantially all of the assets of the Company;

vi.	the bankruptcy, liquidation or dissolution of the Company; or

vii.
any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

g.	"CODE" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

h.
"COMMITTEE" shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, NASDAQ, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of Section 162(m) of the Code.  Notwithstanding the foregoing, in the case of any Award granted to any Participant who is a "covered employee" within the meaning of Section 162(m),  the Committee shall consist of two or more members of the Board who are "outside directors" within the meaning of such Section.

i.	"COMMON STOCK" shall mean the common stock of the Company.

j.
"COMPANY" shall mean Juhl Wind, Inc., and any successor thereto, and, for purposes of Awards other than Incentive Stock Options, shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

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k.
"CONTROL" (including the terms "Controlled by" and "under common Control with") shall mean the possession, directly or indirectly, or as a trustee or executor, of the power to direct or cause the direction of the management of a Person, whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

l.
"DESIGNATED BENEFICIARY" shall mean the beneficiary designated by a Participant, in accordance with Section 15h hereof, to receive amounts due or exercise rights of the Participant in the event of the Participant's death.  In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

m.
"DETERMINATION PERIOD" shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed.  Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

n.	"DIRECTOR" shall mean a member of the Board or the board of directors of a Parent or Subsidiary.

o.	“DIRECTOR'S AGREEMENT" shall mean the Participant's agreement with the Company or any Parent or Subsidiary thereof to serve as a non-Employee director of such Business Entity.

p.
"DISABILITY" shall mean any physical or mental condition which renders the Participant incapable of performing his or her essential functions and duties as an Employee for a continuous period of at least 180 days, as determined in good faith by a physician appointed by the Business Entity that employs the Participant.

q.	"EFFECTIVE DATE" shall mean the date specified in Section 15c hereof.

r.	"EMPLOYEE" shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such on the payroll records of such entity.

s.	"EMPLOYMENT AGREEMENT" shall mean the Participant's employment agreement with the Business Entity that employs him or her as in effect as of the Effective Date.

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t.	"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

u.	"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

v.	"GOOD REASON" shall mean "Good Reason," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, shall mean:

i.
without the Participant's prior written consent, any material diminution in the Participant's authority, duties or responsibilities, including those pertaining to his or her status as a director, if applicable, provided, however, that prior to any termination pursuant to this section the applicable Business Entity must be given notice by the Participant of his/her objection to such material diminution and no less than 20 days to cure the same;

ii.
any failure by the Business Entity to pay the Participant any portion of the Base Salary or any other payments to which the Participant is entitled provided, however, that prior to any termination on account of the non-payment of Base Salary, the Business Entity must be given no less than 30 days to cure the same;

iii.
without the Participant's prior written consent, the relocation of the principal place of the Participant's employment to a location more than 30 miles from the Business Entity Location where the individual was working immediately prior to the relocation; or

iv.
a material breach by the Company of any of the material provisions of this Plan, provided, however, that prior to any termination pursuant to this section the applicable Business Entity must be given notice by the Participant of such acts or omissions and no less than 20 days to cure the same.

w.
“PARENT” shall mean, in the case of an Incentive Stock Option, a "parent corporation," within the meaning of Section 424(e) of the Code, with respect to the Company, and in all other instances, an entity, directly or indirectly, in Control of the Company.

x.
"PERFORMANCE PERIOD" shall mean a one (1), two (2), three (3), four (4) or five (5) fiscal or calendar year or other 12 consecutive month period for which performance goals are established pursuant to Section 4.

y.	"PERSON" shall mean a person within the meaning of Section 3(a)(9) of the Exchange Act.

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z.	"PLAN" shall mean the Juhl Wind, Inc. 2008 Incentive Compensation Plan, as set forth herein, as it may be amended from time to time.

aa.
"QUALIFIED SUCCESSOR" shall mean have the meaning ascribed thereto in the Employment Agreement or Director's Agreement, as applicable.  If such term does not appear in the Employment Agreement or Director's Agreement, all Plan provisions in respect of a Qualified Successor shall be null and void with respect to the affected Participant.

bb.	"RETIREMENT" shall mean the voluntary termination of the Participant at any time on or after attaining age 65.

cc.
"SUBSIDIARY" shall mean, in the case of an Incentive Stock Option, a "subsidiary corporation," within the meaning of Section  424(f) of the Code, with respect to the Company, and in all other instances, an entity, directly or indirectly, Controlled by the Company.

dd.	"VESTING PERIOD" shall mean a continuous period of time pursuant to which an Award is partially or fully forfeitable to the Company.

3.           ADMINISTRATION.

a.
GENERAL.  The Plan shall be administered by the Committee. The Committee, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award.

b.
POWERS AND RESPONSIBILITIES.  Subject to the express limitations of the Plan, the Committee shall have the following discretionary powers, rights and responsibilities, in addition to those described in Section 3a.

i.	to construe and determine the respective Stock Option Agreements, other Agreements, Awards and the Plan;

ii.	to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards;

iii.
to determine the extent to which Award vesting schedules shall be accelerated or Award payments made to, or forfeited by, a Participant in the event of (A) the Participant's termination of employment with the Company or any Parent or Subsidiary thereof due to Disability, Retirement, death, Good Reason, Cause or other reason, or (B) a Change in Control of the Company;

iv.	to determine the terms and provisions of the respective Stock Option Agreements, other Agreements and Awards, which need not be identical;

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v.	to grant Awards to Participants based upon the attainment of performance goals that do not constitute "objective performance goals" within the meaning of Section 162(m) of the Code;

vi.	to grant Awards that are Options or Stock Appreciation Rights based solely upon a Vesting Schedule; and

vii.	to make all other determinations in the judgment of the Committee necessary or desirable for the administration and interpretation of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, other Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement, other Agreement or Award into effect and it shall be the sole and final judge of such expediency.  All decisions by the Committee shall be final and binding on all interested persons.  Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan.

c.
DELEGATION OF POWER.  The Committee may delegate some or all of its power and authority hereunder to the President or Chief Executive Officer of the Company or other executive officer of the Company or, with respect to a Subsidiary, the stockholders of such Subsidiary, as the Committee deems appropriate.  Notwithstanding the foregoing, with respect to any person who is a "covered  employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) establish performance goals and Awards for such person, and (iii) certify the achievement of such performance goals.  For purposes of the immediately preceding sentence, "Committee" shall mean two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code.  No member of the Committee may make any decisions under this Plan whatsoever in respect of an Award to be granted to such member.

4.             PERFORMANCE GOALS AND OTHER CRITERIA.

a.
ROLE OF COMMITTEE.  The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Award.  Notwithstanding any provision of this Plan to the contrary, Awards that are Options or Stock Appreciation Rights may be granted solely on the basis of a Vesting Schedule, and without regard to performance or any other criteria.

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b.
PERFORMANCE FACTORS. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, new business development or acquisition, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

c.
PARTICIPANTS WHO ARE COVERED EMPLOYEES. With respect to Participants who are "covered employees" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, are likely to be covered employees at any time during the applicable Performance Period, an Award other than an Option or a Stock Appreciation Right may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2).  For this purpose, the factors listed in Section 4b shall be deemed to be compliant with the requirements of such Treasury Regulation.

d.
PARTICIPANTS WHO ARE NOT COVERED EMPLOYEES.  Notwithstanding any provision of this Plan to the contrary, with respect to Participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance goals established for the Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the  requirements of Treasury Regulation Section 1.162-27(e)(2), and the Committee may grant Awards without regard to the need for satisfaction of any performance goals whatsoever and/or without reference to any particular Performance  Period.

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Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion, and the Committee may grant Awards subject only to the requirement of satisfying the applicable Vesting Period.  Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

e.
APPLICABILITY OF SECTION RULE 16B-3. Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules ("Rule 16b-3"), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under such rule.  Those provisions of the Plan which make  express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports  under Section 16 (a) of the Exchange Act (a "Reporting Person").

5.           STOCK AVAILABLE FOR AWARDS.

a.
NUMBER OF SHARES.  Subject to adjustment under Section 5c, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to the Plan is the Available Shares (as defined on the last page).  If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.	PER-PARTICIPANT LIMIT. Subject to adjustment under Section 5c, no Participant may be granted Awards during any one fiscal year to purchase more than 30,000 shares of Common Stock.

c.
ADJUSTMENT TO COMMON STOCK.  Subject to Section 13, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit and (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option and Stock Appreciation Right shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

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6.            STOCK OPTION AWARDS.

a.
GENERAL.  The Committee may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions and restrictions relating to applicable federal or state securities laws.  Each Option will be evidenced by a Stock Option Agreement.

b.
INCENTIVE STOCK OPTIONS.  An Option that the Committee intends to be an incentive stock option (an "Incentive Stock Option") as defined in Section 422 of the Code, as amended, or any successor statute ("Section 422"), shall be granted only to an Employee and shall be  subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder.  The Committee, the Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.  An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option" or "Nonqualified Stock Option."

c.
DOLLAR LIMITATION. For so long as the Code shall so provide, Options granted to any Employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive  Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below and determined as of the respective date or dates of grant) of more than $100,000.  The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options.  For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Committee, Options shall be taken into account in the order granted, and the Committee may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option.  The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

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d.
EXERCISE PRICE. The Committee shall establish the exercise price (or determine  the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement; provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock on the date of grant; and provided, further, however, that, except as may be required  under Section 5c, the Committee may not reduce, directly or indirectly, at any time following the grant of the Option, the exercise price per share of Common Stock underlying the Option to a level below the Fair Market Value  per  share of Common Stock on the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant.  In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

e.
TERM OF OPTIONS.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Stock Option Agreement; provided that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant. The term of any Nonqualified Stock Option may not be more than ten (10) years from the date of grant.

f.
EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 6g and the Stock Option Agreement for the number of shares for which the Option is exercised.

g.
PAYMENT UPON EXERCISE.  Common Stock purchased upon the exercise of an Option shall be paid for by delivery of an irrevocable and unconditional undertaking by a creditworthy broker (selected by the Participant and otherwise without the financial involvement of the Company) to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise  price (each,  a "Cashless  Exercise"). Settlement of an Option shall be made solely in cash.

h.
ACCELERATION, EXTENSION, ETC.  The Committee may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

11

i.
DETERMINATION OF FAIR MARKET VALUE.  If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "Fair Market Value" shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock  Market, its Fair Market Value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the  Committee deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system.  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee after taking into consideration all factors which it deems appropriate.

7.              RESTRICTED COMPENSATION SHARE AWARDS.

a.
GRANTS.  The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) restrictions on transfer as set forth in the applicable Award instrument and (ii) forfeiture unless and until all specified employment, vesting and/or performance conditions, as set forth in the applicable Award instrument, are met (such shares of Common Stock, "Restricted Compensation Shares," and each such Award, a "Restricted Compensation Share Award").

b.
TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Restricted Compensation Share Award.  Any stock certificates issued in respect of a Restricted Compensation Share Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  Restricted Compensation Share Awards shall be issued for no cash consideration or such minimum consideration as may be required by law. After the expiration of the applicable restriction periods, the Company (or such  designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the Designated Beneficiary.

8.            RESTRICTED COMPENSATION SHARE UNIT AWARDS.

a.
GRANT.  The Committee may grant Awards entitling recipients to the right to acquire, at some time in the future, Restricted Compensation Shares, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement (each such Award, a "Restricted Compensation Share Unit Award").  Restricted Compensation Share Unit Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

12

b.
TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Restricted Compensation Share Unit Award.  No stock certificates shall be issued in respect of a Restricted Compensation Share Unit Award at the time of grant.  However, upon exercise, the Company (or the Company's counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

9.            STOCK APPRECIATION RIGHT AWARDS.

a.
GRANT.  The Committee may grant Awards entitling recipients to the right to acquire, at some time in the future, upon exercise, one or more shares of Common Stock, in an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the exercise  price per share set forth in the applicable Award Agreement and (ii) the number of shares of Common Stock with respect to which the right is exercised, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement (each, a "Stock Appreciation Right Award"). Stock Appreciation Right  Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
TERMS. The Committee shall determine the terms and conditions of any such Stock Appreciation Right Award.  A Stock Appreciation Right Award may be issued either in tandem with, or by reference to, an Option (each such Award, a "Tandem SAR") or not so issued (each such Award, a "Free-Standing SAR"). It is the intention of the Committee that the exercise of Tandem SARs assist the recipient of an Option with the ability to pay applicable taxes with respect to the exercise of an Option and the SARs themselves.  The exercise price of a Tandem SAR shall be the exercise price per share of the related Option.  The exercise price of a Free-Standing SAR shall be determined by the Committee in its sole discretion; provided, however, that exercise price shall not be less than 100% of the Fair  Market Value of a share of Common Stock on the date of grant; and provided, further, however, that, except as may be required under Section 5c, the Committee may not reduce, at any time following the grant of the Free-Standing SAR, the exercise price per share of Common Stock underlying such Free-Standing SAR to a level below the Fair Market Value per share of Common Stock on the date of grant.  No stock certificates shall be issued in respect of a Stock Appreciation Right Award, and such Award shall be reflected merely in book entry form on the Company's books and records.  A Stock Appreciation Right Award may be settled only in cash.

13

10.           PERFORMANCE SHARE AWARDS

a.
GRANTS.  The Committee may grant Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals within a specified Performance Period, which shares may or may not be Restricted Compensation Shares, subject to such other conditions as the Committee may prescribe in the applicable Award (each such share of Common Stock, a "Performance Share," and each such Award, a "Performance Share Award").  Performance  Share Awards subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Performance Share Award.  Unless otherwise determined by the Committee, the payment value of the Performance Share Awards shall be based upon the Fair Market Value of the Common Stock underlying such Award on the date the Performance Shares are earned or on the date the Committee determines that the Performance Shares have been earned.  The Committee shall establish performance goals for each Performance Period for the purpose of determining the extent to which Performance Shares awarded for such cycle are earned.  As soon as administratively practicable after the end of a performance cycle, the Committee shall determine the number of Performance Shares which have been earned in relation to the established performance goals. No stock certificates shall be issued in respect of Performance Share Award at the time of grant unless the Performance Shares are Restricted Compensation Shares, in which case the rules of Section 9b with respect to the issuance of certificates shall apply.  However, upon the lapse of all applicable restrictions, the Company (or the Company's counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

11.           AWARD SHARES

a.
GRANTS.  The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Committee shall determine in the applicable Award Agreement (each such Award, an "Award Share.").  Award Shares are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.
TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Award Share.  Award Shares shall be issued for no cash consideration or such minimum consideration as may be required by law.  When paid, the Company (or the Company's counsel as its designee) shall deliver stock certificates for the Award Shares to the Participant or, if the Participant has died, to the Designated Beneficiary.

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12.           OTHER STOCK-BASED AWARDS.  The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of securities convertible into Common Stock and the grant of phantom stock awards or stock units.

13.           GENERAL PROVISIONS APPLICABLE TO AWARDS.

a.
TRANSFERABILITY OF AWARDS.  Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant;  provided, however, except as the Committee may otherwise determine or provide in an Award, that Nonstatutory Options and Restricted Compensation Share Awards may be transferred pursuant to a qualified domestic relations order (as defined in ERISA) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Compensation Share Award, which are applicable to the Participant.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.
DOCUMENTATION.  Each Award under the Plan shall be evidenced by a written instrument (each, an "Agreement") in such form as the Committee shall determine or as executed by an officer of the Company pursuant to authority delegated by the Committee or Board.  Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.	COMMITTEE DISCRETION. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.

d.
ADDITIONAL AWARD PROVISIONS.  The Committee may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Compensation Share Award or other Award granted under the Plan, including without limitation restrictions on transfer, commitments to pay cash bonuses, to make, arrange for or guaranty loans (subject to compliance with Section 13m) or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions  as shall be determined by the Committee;  provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

15

e.
TERMINATION OF STATUS.  The Committee shall determine the effect on an Award of the Disability, death, Retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.  Such determination shall be reflected in the applicable Award Agreement.

f.
CHANGE IN CONTROL OF THE COMPANY.  Unless otherwise expressly provided in the applicable Agreement, in connection with the occurrence of a Change in Control, the Committee shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Committee shall specify), take one or any combination of the following actions:

i.
make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving  or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Committee deems appropriate, the fair market value of which (as determined by the Committee in its sole discretion) shall not materially differ from the fair market value of the shares of Common  Stock subject to such Award immediately preceding the Change in Control;

ii.	accelerate the date of exercise or vesting of such Award;

iii.	permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;

iv.
provide for the repurchase of the Award for an amount equal to the difference of (x) the consideration received per share for the securities underlying the Award in the Change in Control minus (y) the per share exercise price of such securities.  Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change in Control.  The value of any such property shall be determined by the Committee in its discretion; or

v.
provide for the termination of such Award immediately prior to the consummation of the Change in Control; provided  that no such termination will be effective if the Change in Control is not consummated.

g.
DISSOLUTION OR LIQUIDATION.  In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Committee in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Committee, be made subject to and conditioned upon the consummation of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

16

h.
ASSUMPTION OF AWARDS UPON CERTAIN EVENTS.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof.  The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

i.
PARACHUTE PAYMENTS AND PARACHUTE AWARDS.  Notwithstanding the provisions of Section 13f, but subject to any contrary  provisions in a Participant's employment agreement with the Company or any Parent or Subsidiary thereof, if, in connection with a Change in Control, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections  280G(b)(4)  and 280G(b)(5) of the Code), then the Company shall pay the Participant an amount equal to the tax under Section 4999.

j.
AMENDMENT OF AWARDS.  The Committee may amend, modify or terminate any outstanding Award  including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k.
CONDITIONS ON DELIVERY OF STOCK.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.  Notwithstanding any provision of the Plan to the contrary, in no event may an Option or Stock Appreciation Right be settled in a form other than cash.

17

l.
ACCELERATION. The Committee may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Compensation Share Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all  restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

m.
SARBANES-OXLEY ACT COMPLIANCE.  Notwithstanding any provision of the Plan to the contrary, the Committee, in accordance with any applicable rules or regulations promulgated by the Securities and Exchange Commission  (the "SEC") and/or the United States Department of Labor, shall (i) notify in a timely manner each Participant who is a Reporting  Person of any transaction occurring under the Plan that requires reporting by the Reporting Person on SEC Form 4 or 5 as applicable, each as revised pursuant to changes to Exchange Act Rule 16a-3, 16a-6 or 16a-8, as applicable, made by Sarbanes-Oxley  Act of 2002, P.L. No. 107-204 (the  "Act"); (ii) otherwise comply with all notice, disclosure  and reporting requirements applicable to the Program pursuant to such Act; and (iii) prohibit the making or guaranteeing of loans under Section 8c of this Program to the extent necessary to comply with Section 402 of the Act.

14.              TAXES/CODE 409A.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options or other Awards under the Plan, the purchase of shares subject to the Award or the grant of Common Stock free and clear of any restrictions thereon.  Notwithstanding anything herein to the contrary, to the extent a delay in payment or other modification to this Plan or an Agreement is required as determined in the opinion of Company's tax advisors to prevent the imposition of an additional tax to the recipient under Section 409A of the Code, then such payment shall not be made until the first date on which such payment is permitted or other modifications shall be made to comply with Section 409A and interpretive guidance issued thereunder.

15.           MISCELLANEOUS.

a.
NO RIGHT TO EMPLOYMENT OR OTHER STATUS.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

b.
NO RIGHTS AS STOCKHOLDER.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

18

c.
EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the later of the date on which it is adopted by the Committee or the date on which it is approved by the Company's stockholders (the "Effective Date). No Awards shall be granted under the Plan after the completion of ten years from the Effective Date, but Awards previously granted may extend beyond that date. Notwithstanding any provision of this Plan to the contrary, if the Company has executed a definitive acquisition or similar agreement pursuant to which a Change in Control will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Change in Control.

d.
AMENDMENT OF PLAN. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is  necessary to comply with any applicable law, rules or regulations.

e.
NO TRUST FUND OR ERISA PLAN CREATED.  Neither the Plan nor any Award granted thereunder shall create or be construed as creating a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant, Designated Beneficiary or any other person.  To the extent that any Participant, Designated Beneficiary or any other person acquires any Award under the Plan, his or her rights with respect thereto shall be not greater than the rights of any unsecured general creditor of the Company.  The Plan is not intended to constitute any type of plan, fund or program providing retirement income or resulting in the deferral of income for periods extending to the termination of employment of beyond, and ERISA shall not apply to the Plan.  No provision of this Plan shall be construed as subjecting any portion of the Plan to any requirements of ERISA.

f.
ARBITRATION OF DISPUTES.  All controversies or claims that may arise between the Participant and the Company in connection with this Plan shall be settled by arbitration.  The arbitration shall be held in the State of Illinois, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying Illinois law, except to the extent such law is preempted by ERISA.

i.
QUALIFICATIONS OF ARBITRATOR.  The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association.  The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment.  The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

19

ii.
POWERS OF ARBITRATOR.  The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances.  The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration.  The remaining costs of the arbitration proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

iii.
EFFECT OF ARBITRATOR'S  DECISION.  The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded.  The decision of the arbitrator shall be final and binding.  Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

g.
GOVERNING LAW.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of Delaware, without regard to any applicable conflicts of law.

h.
DESIGNATION OF BENEFICIARY.  A Participant may file with the Committee a written designation of one or more persons as such Participant's Designated Beneficiary or Designated Beneficiaries.  Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee.  The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.  If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant's estate.

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APPROVALS
JUHL WIND, INC.
2008 INCENTIVE COMPENSATION PLAN

NUMBER OF SHARES OF COMMON STOCK AVAILABLE
FOR AWARD UNDER THE PLAN:

2,897,111

Ratified by the Board of Directors effective
June 24, 2008

21

EXHIBIT B

AMENDED AND RESTATED

JUHL WIND, INC.

2008 INCENTIVE COMPENSATION PLAN

JUHL WIND, INC.

AMENDED AND RESTATED
2008 INCENTIVE COMPENSATION PLAN

EFFECTIVE AS OF
[DATE], 2012

2

JUHL WIND, INC.
AMENDED AND RESTATED
2008 INCENTIVE COMPENSATION PLAN

1.           PURPOSE AND ELIGIBILITY. The purpose of this Amended and Restated 2008 Incentive Compensation Plan of Juhl Wind, Inc., a Delaware corporation, is to provide stock  options, stock  issuances and other equity interests in the Company to (a) Employees, Directors and Consultants of the Company or any Parent or Subsidiary thereof, and (b) any other Person who is determined by the Committee of the Board of Directors of the Company to have made (or is expected to make) contributions to the Company or any Parent or Subsidiary thereof.  Definitions are contained in Section 2 of the Plan.

2.           CERTAIN DEFINITIONS.

a.           ”Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

b.           “Award” shall mean, individually or collectively, a grant under this Plan of Stock Options, Restricted Compensation Shares, Restricted Compensation Share Units, Stock Appreciation Rights, Performance Shares, Award Shares or other awards.

c.           “Award Agreement” shall mean an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan, in the form approved by the Committee.

d.           “Award Shares” shall mean awards of Common Stock granted to a Participant pursuant to Section 11 hereof.

e.           "Base Salary" shall mean a Participant's "Base Salary" as such term is defined in the Participant’s Employment Agreement or as otherwise agreed between the Participant and the Business Entity that employs the Participant.

f.           “Board” or “Board of Directors” shall mean the group of directors who have authority to manage the Company in accordance with the Certificate of Incorporation or Bylaws of the Company.

g.           "Business Entity" shall mean (i) the Company or (ii) any Parent or Subsidiary thereof.

h.           "Business Entity Location" means a Business Entity office consisting of one or more buildings within 25 miles of each other.

i.           "Cause" shall mean, "Cause," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, Cause shall mean, as determined by the Committee in its sole discretion, the Participant's

i.	material act of dishonesty with respect to the Business Entity that employs the Participant;

3

ii.	conviction for a felony, gross misconduct that is likely to have a material adverse effect on the business and affairs of the Business Entity that employs the Participant; or

iii.	other misconduct, such as excessive absenteeism or failure to comply with the rules of the Business Entity that employs the Participant.

j.           "Change In Control" shall mean the occurrence of the first step, including, but not limited to, commencement of negotiations, in a process that results in any one of the following events:

i.
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 40% or more of the (A) then outstanding voting stock of the Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

ii.
an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

iii.	the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

iv.	a reorganization, merger, or consolidation in which the Company is a party;

v.	the sale, exchange, or transfer of all or substantially all of the assets of the Company;

vi.	the bankruptcy, liquidation or dissolution of the Company; or

vii.
any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

k.           "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

l.           "Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, NASDAQ, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an Outside Director. Notwithstanding the foregoing, in the case of any Award granted to any Participant who is a Covered Employee, the Committee shall consist of two or more members of the Board who are Outside Directors.

4

m.           "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Company.

n.           "Company" shall mean Juhl Wind, Inc., and any successor thereto, and, for purposes of Awards other than Incentive Stock Options, shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

o.           “Consultant” shall mean a consultant, contractor or advisor who provides services to the Company and/or a Subsidiary or Affiliate as an independent contractor. Service as a Consultant shall be considered as employment for all purposes of the Plan except for purposes of the grant of an Incentive Stock Option hereunder.

p.           "Control" (including the terms "Controlled by" and "under common Control with") shall mean the possession, directly or indirectly, or as a trustee or executor, of the power to direct or cause the direction of the management of a Person, whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

q.           “Covered Employee” shall mean a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in Code Section 162(m), or any successor statute and the regulations promulgated thereunder.

r.           "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in accordance with Section 15i hereof, to receive amounts due or exercise rights of the Participant in the event of the Participant's death.  In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

s.           "Determination Period" shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

t.           "Director" shall mean a member of the Board or the board of directors of a Parent or Subsidiary.

u.           “Director's Agreement" shall mean the Participant's agreement with the Company or any Parent or Subsidiary thereof to serve as a non-Employee director of such Business Entity.

5

v.           "Disability" shall mean the mental or physical inability to perform satisfactorily the essential functions of Participant’s full-time duties, with or without a reasonable accommodation, as determined in good faith by a physician appointed by or satisfactory to the Business Entity which employs the Participant; provided, however, that any disability which continues for one hundred and twenty (120) days (whether or not consecutive) in any twenty-four (24) month period shall be deemed Permanent Disability.

w.           "Effective Date" shall mean the date specified in Section 15c hereof.

x.           "Employee" shall mean an employee of the Company or any Parent or Subsidiary thereof.

y.           "Employment Agreement" shall mean the Participant's employment agreement with the Business Entity that employs the Participant.

z.           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

aa.           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

bb.           “Free-Standing SAR” means a SAR that is granted independent of an Option, as described in Section 9 hereof.

cc.           "Good Reason" shall mean "Good Reason," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, shall mean:

i.
without the Participant's prior written consent, any material diminution in the Participant's authority, duties or responsibilities, including those pertaining to his or her status as a director, if applicable, provided, however, that prior to any termination pursuant to this section the applicable Business Entity must be given notice by the Participant of his or her objection to such material diminution and no less than 20 days to cure the same;

ii.
any failure by the Business Entity to pay the Participant any portion of the Base Salary or any other payments to which the Participant is entitled provided, however, that prior to any termination on account of the non-payment of Base Salary, the Business Entity must be given no less than 30 days to cure the same;

iii.
without the Participant's prior written consent, the relocation of the principal place of the Participant's employment to a location more than 30 miles from the Business Entity Location where the individual was working immediately prior to the relocation; or

6

iv.
a material breach by the Company of any of the material provisions of this Plan, provided, however, that prior to any termination pursuant to this section the applicable Business Entity must be given notice by the Participant of such acts or omissions and no less than 20 days to cure the same.

dd.           “Incentive Stock Option” shall mean an option to purchase shares of Common Stock granted hereunder which is designated as an Incentive Stock Option and is intended to meet the requirements of code Section 422.

ee.            “Insider” shall mean an individual who is, on the relevant date, an officer, director or beneficial owner of more than ten percent (10%) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

ff.             “Nonqualified Stock Option” shall mean an Option to purchase Common Stock which is not intended to or which does not meet the requirements of Code Section 422.

gg.           “Option” shall mean the right to purchase shares of Common Stock as described in Section 6 hereof.

hh.           “Outside Director” shall have the meaning as provided in Code Section 162(m), Treasury Regulation §1.162-27(e)(3) or any successor statute or regulation promulgated thereunder.

ii.             “Parent” shall mean, in the case of an Incentive Stock Option, a "parent corporation," within the meaning of Section 424(e) of the Code, with respect to the Company, and in all other instances, an entity, directly or indirectly, in Control of the Company.

jj.             “Participant” shall mean an Employee, Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

kk.           "Performance Period" shall mean a one (1), two (2), three (3), four (4) or five (5) fiscal or calendar year or other 12 consecutive month period for which performance goals are established pursuant to Section 4.

ll.              “Performance Shares” shall mean the shares of Common Stock awarded pursuant to a Performance Share Award as described in Section 10 hereof.

mm.          “Performance Share Award” shall mean the award of Performance Shares as described in Section 10 hereof.

nn.           "Person" shall mean a person within the meaning of Section 3(a)(9) of the Exchange Act.

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oo.           "Plan" shall mean the Juhl Wind, Inc. Amended and Restated 2008 Incentive Compensation Plan, as set forth herein, as it may be amended from time to time, and, where and to the extent applicable, the Juhl Wind, Inc. 2008 Incentive Compensation Plan, of which this Plan is an amendment and restatement.

pp.           “Restricted Compensation Share Award” shall mean the right to acquire shares of Common Stock subject to restrictions on transfer and forfeiture as described in Section 7 hereof.

qq.           “Restricted Compensation Shares” shall mean the shares of Common Stock awarded pursuant to a Restricted Compensation Share Award as described in Section 7 hereof.

rr.             “Restricted Compensation Share Unit Award” shall mean the right to acquire Restricted Compensation Shares at some time in the future as described in Section 8 hereof.

ss.            "Retirement" shall mean the voluntary termination of the Participant at any time on or after attaining age 65.

tt.             “Stock Appreciation Right” or “SAR” shall mean an award granted alone or in connection with a related Option, designated as a SAR pursuant to Section 9 hereof.

uu.           “Stock Appreciation Right Award” shall mean an award of an SAR pursuant to Section 9 hereof.

vv.           “Stock Option Agreement” shall mean the agreement between the Company and a Participant which evidences the grant and specifies the terms and conditions of an Option granted to the Participant.

ww.         "Subsidiary" shall mean, in the case of an Incentive Stock Option, a "subsidiary corporation," within the meaning of Section 424(f) of the Code, with respect to the Company, and in all other instances, an entity, directly or indirectly, Controlled by the Company.

xx.           “Tandem SAR” shall mean an SAR that is granted in connection with a related Option pursuant to Section 9 hereof.

yy.          “Treasury Regulations” shall mean regulations as promulgated, and as amended from time to time, by the U.S. Department of the Treasury under the authority of the Code.

zz.           "Vesting Period" shall mean a continuous period of time pursuant to which an Award is partially or fully forfeitable to the Company.

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3.           ADMINISTRATION.

a.           GENERAL.  The Plan shall be administered by the Committee. The Committee, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award.

b.           POWERS AND RESPONSIBILITIES.  Subject to the express limitations of the Plan, the Committee shall have the following discretionary powers, rights and responsibilities, in addition to those described in Section 3a:

i.	to construe and determine the respective Stock Option Agreements, other Award Agreements and the Plan;

ii.	to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards;

iii.
to determine the extent to which Award vesting schedules shall be accelerated or Award payments made to, or forfeited by, a Participant in the event of (A) the Participant's termination of employment with the Company or any Parent or Subsidiary thereof due to Disability, Retirement, death, Good Reason, Cause or other reason, or (B) a Change in Control of the Company;

iv.	to determine the terms and provisions of the respective Stock Option Agreements, other Award Agreements and Awards, which need not be identical;

v.	to grant Awards to Participants based upon the attainment of performance goals that do not constitute "objective performance goals" within the meaning of Section 162(m) of the Code;

vi.	to grant Awards that are Options or Stock Appreciation Rights based solely upon a Vesting Period; and

vii.	to make all other determinations in the judgment of the Committee necessary or desirable for the administration and interpretation of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, other Award Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement, other Award Agreement or Award into effect and it shall be the sole and final judge of such expediency.  All decisions by the Committee shall be final and binding on all interested persons. Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan.

c.
DELEGATION OF POWER.  The Committee may delegate some or all of its power and authority hereunder to the President or Chief Executive Officer of the Company or other executive officer of the Company or, with respect to a Subsidiary, the stockholders of such Subsidiary, as the Committee deems appropriate.  Notwithstanding the foregoing, with respect to any person who is a Covered Employee or who, in the Committee's judgment, is likely to be a Covered Employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) establish performance goals and Awards for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, "Committee" shall mean two or more members of the Board who are Outside Directors.  No member of the Committee may make any decisions under this Plan whatsoever in respect of an Award to be granted to such member.

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4.           PERFORMANCE GOALS AND OTHER CRITERIA.

a.           ROLE OF COMMITTEE.  The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Award. Notwithstanding any provision of this Plan to the contrary, Awards that are Options or Stock Appreciation Rights may be granted solely on the basis of a Vesting Period, and without regard to performance or any other criteria.

b.           PERFORMANCE FACTORS. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, new business development or acquisition, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

c.           PARTICIPANTS WHO ARE COVERED EMPLOYEES. With respect to Participants who are Covered Employees or who, in the Committee's judgment, are likely to be Covered Employees at any time during the applicable Performance Period, an Award other than an Option or a Stock Appreciation Right may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2).  For this purpose, the factors listed in Section 4b shall be deemed to be compliant with the requirements of such Treasury Regulation.

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d.           PARTICIPANTS WHO ARE NOT COVERED EMPLOYEES.  Notwithstanding any provision of this Plan to the contrary, with respect to Participants who are not Covered Employees and who, in the Committee's judgment, are not likely to be Covered Employees at any time during the applicable Performance Period, the performance goals established for the Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the  requirements of Treasury Regulation Section 1.162-27(e)(2), and the Committee may grant Awards without regard to the need for satisfaction of any performance goals whatsoever and/or without reference to any particular Performance  Period.

Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion, and the Committee may grant Awards subject only to the requirement of satisfying the applicable Vesting Period.  Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

5.           STOCK AVAILABLE FOR AWARDS.

a.           NUMBER OF SHARES.  Subject to adjustment under Section 5c, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to the Plan is the Available Shares (as defined on the last page).  If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.           PER-PARTICIPANT LIMIT.  Subject to adjustment under Section 5c, no Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

c.           ADJUSTMENT TO COMMON STOCK.  Subject to Section 13, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit and (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option and Stock Appreciation Right shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

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6.           STOCK OPTION AWARDS.

a.           GENERAL.  The Committee may grant options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions and restrictions relating to applicable federal or state securities laws.  Each Option will be evidenced by a Stock Option Agreement.

b.           INCENTIVE STOCK OPTIONS.  An Option that the Committee intends to be an Incentive Stock Option shall be granted only to an Employee and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder.  The Committee, the Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.  An Option or any part thereof that does not qualify as an Incentive Stock Option shall be a "Nonqualified Stock Option.”

c.           DOLLAR LIMITATION. For so long as the Code shall so provide, Options granted to any Employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive  Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below and determined as of the respective date or dates of grant) of more than $100,000.  The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options.  For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Committee, Options shall be taken into account in the order granted, and the Committee may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Stock Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.           EXERCISE PRICE. The Committee shall establish the exercise price (or determine  the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement; provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock on the date of grant; and provided, further, however, that, except as may be required  under Section 5c, the Committee may not reduce, directly or indirectly, at any time following the grant of the Option, the exercise price per share of Common Stock underlying the Option to a level below the Fair Market Value  per  share of Common Stock on the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

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e.           TERM OF OPTIONS.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Stock Option Agreement; provided that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant. The term of any Nonqualified Stock Option may not be more than ten (10) years from the date of grant.

f.           EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 6g and the Stock Option Agreement for the number of shares for which the Option is exercised.

g.           PAYMENT UPON EXERCISE.  Common Stock purchased upon the exercise of an Option shall be paid for by (i) cash or its equivalent; (ii) promissory note (if permitted by the Committee); (iii) a combination of the foregoing methods of payment as permitted by the Committee; or (iv) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws and approved by the Committee. The Committee may also allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

h.           ACCELERATION, EXTENSION, ETC.  The Committee may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

i.           DETERMINATION OF FAIR MARKET VALUE.  If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "Fair Market Value" shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock Market, its Fair Market Value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee after taking into consideration all factors which it deems appropriate.

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7.           RESTRICTED COMPENSATION SHARE AWARDS.

a.           GRANTS.  The Committee may grant Restricted Compensation Share Awards entitling recipients to acquire shares of Common Stock, subject to (i) restrictions on transfer as set forth in the applicable Award instrument and (ii) forfeiture unless and until all specified employment, vesting and/or performance conditions, as set forth in the applicable Award instrument, are met.

b.           TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Restricted Compensation Share Award.  Any stock certificates issued in respect of a Restricted Compensation Share Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its transfer agent or counsel as designee).  Restricted Compensation Share Awards shall be issued for no cash consideration or such minimum consideration as may be required by law. After the expiration of the applicable restriction periods, the Company (or such  designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the Designated Beneficiary.

8.           RESTRICTED COMPENSATION SHARE UNIT AWARDS.

a.           GRANT.  The Committee may grant Restricted Compensation Share Unit Awards entitling recipients to the right to acquire, at some time in the future, Restricted Compensation Shares, subject to such other conditions as the Committee may prescribe in the applicable Award. Restricted Compensation Share Unit Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.           TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Restricted Compensation Share Unit Award.  No stock certificates shall be issued in respect of a Restricted Compensation Share Unit Award at the time of grant.  However, upon exercise, the Company (or the Company's transfer agent or counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

9.           STOCK APPRECIATION RIGHT AWARDS.

a.           GRANT.  The Committee may grant Stock Appreciation Right Awards entitling recipients to the right to acquire, at some time in the future, upon exercise, one or more shares of Common Stock, in an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the exercise  price per share set forth in the applicable Award Agreement and (ii) the number of shares of Common Stock with respect to which the right is exercised, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement. Stock Appreciation Right Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the applicable Award Agreement.

14

b.           TERMS. The Committee shall determine the terms and conditions of any such Stock Appreciation Right Award.  A Stock Appreciation Right Award may be issued either as a Tandem SAR or as a Free-Standing SAR. It is the intention of the Committee that the exercise of Tandem SARs assist the recipient of an Option with the ability to pay applicable taxes with respect to the exercise of an Option and the SARs themselves. The exercise price of a Tandem SAR shall be the exercise price per share of the related Option. The exercise price of a Free-Standing SAR shall be determined by the Committee in its sole discretion; provided, however, that exercise price shall not be less than 100% of the Fair  Market Value of a share of Common Stock on the date of grant; and provided, further, however, that, except as may be required under Section 5c, the Committee may not reduce, at any time following the grant of the Free-Standing SAR, the exercise price per share of Common Stock underlying such Free-Standing SAR to a level below the Fair Market Value per share of Common Stock on the date of grant. No stock certificates shall be issued in respect of a Stock Appreciation Right Award, and such Award shall be reflected merely in book entry form on the Company's books and records. A Stock Appreciation Right Award may be settled only in cash.

10.           PERFORMANCE SHARE AWARDS

a.           GRANTS.  The Committee may grant Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals within a specified Performance Period, which shares may or may not be Restricted Compensation Shares, subject to such other conditions as the Committee may prescribe in the applicable Award. Performance  Share Awards subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

b.           TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Performance Share Award. Unless otherwise determined by the Committee, the payment value of the Performance Share Awards shall be based upon the Fair Market Value of the Common Stock underlying such Award on the date the Performance Shares are earned or on the date the Committee determines that the Performance Shares have been earned. The Committee shall establish performance goals for each Performance Period for the purpose of determining the extent to which Performance Shares awarded for such cycle are earned.  As soon as administratively practicable after the end of a Performance Period, the Committee shall determine the number of Performance Shares which have been earned in relation to the established performance goals. No stock certificates shall be issued in respect of Performance Share Awards at the time of grant unless the Performance Shares are Restricted Compensation Shares, in which case the rules of Section 9b with respect to the issuance of certificates shall apply.  However, upon the lapse of all applicable restrictions, the Company (or the Company's transfer agent or counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

15

11.           AWARD SHARES

a.           GRANTS.  The Committee may grant Award Shares entitling recipients to acquire shares of Common Stock, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Committee shall determine in the applicable Award Agreement. Award Shares are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the applicable Award Agreement.

b.           TERMS AND CONDITIONS.  The Committee shall determine the terms and conditions of any such Award Share. Award Shares shall be issued for no cash consideration or such minimum consideration as may be required by law. When paid, the Company (or the Company's transfer agent or counsel as its designee) shall deliver stock certificates for the Award Shares to the Participant or, if the Participant has died, to the Designated Beneficiary.

12.           OTHER STOCK-BASED AWARDS.  The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of securities convertible into Common Stock and the grant of phantom stock awards or stock units.

13.           GENERAL PROVISIONS APPLICABLE TO AWARDS.

a.           TRANSFERABILITY OF AWARDS.  Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant;  provided, however, except as the Committee may otherwise determine or provide in an Award, Nonqualified Stock Options and Restricted Compensation Share Awards may be transferred pursuant to a qualified domestic relations order (as defined in ERISA) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement or Restricted Compensation Share Award, which are applicable to the Participant.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.           DOCUMENTATION.  Each Award under the Plan shall be evidenced by an Award Agreement in such form as the Committee shall determine or as executed by an officer of the Company pursuant to authority delegated by the Committee or Board. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.           COMMITTEE DISCRETION.  The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.

d.           ADDITIONAL AWARD PROVISIONS.  The Committee may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Compensation Share Award or other Award granted under the Plan, including without limitation restrictions on transfer, commitments to pay cash bonuses, to make, arrange for or guaranty loans (subject to compliance with Section 15f) or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions  as shall be determined by the Committee;  provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

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e.           TERMINATION OF STATUS.  The Committee shall determine the effect on an Award of the Disability, death, Retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options. Such determination shall be reflected in the applicable Award Agreement.

f.           CHANGE IN CONTROL OF THE COMPANY.  Unless otherwise expressly provided in the applicable Agreement, in connection with the occurrence of a Change in Control, the Committee shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Committee shall specify), take one or any combination of the following actions:

i.
make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving  or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Committee deems appropriate, the fair market value of which (as determined by the Committee in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Award immediately preceding the Change in Control;

ii.	accelerate the date of exercise or vesting of such Award;

iii.	permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;

iv.
provide for the repurchase of the Award for an amount equal to the difference of (x) the consideration received per share for the securities underlying the Award in the Change in Control minus (y) the per share exercise price of such securities.  Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change in Control. The value of any such property shall be determined by the Committee in its discretion; or

v.
provide for the termination of such Award immediately prior to the consummation of the Change in Control; provided  that no such termination will be effective if the Change in Control is not consummated.

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g.           DISSOLUTION OR LIQUIDATION.  In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Committee, be made subject to and conditioned upon the consummation of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h.           ASSUMPTION OF AWARDS UPON CERTAIN EVENTS.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof.  The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

i.           PARACHUTE PAYMENTS AND PARACHUTE AWARDS.  Notwithstanding the provisions of Section 13f, but subject to any contrary  provisions in a Participant's employment agreement with the Company or any Parent or Subsidiary thereof, if, in connection with a Change in Control, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections  280G(b)(4)  and 280G(b)(5) of the Code), then the Company shall pay the Participant an amount equal to the tax under Section 4999.

j.           AMENDMENT OF AWARDS.  The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k.           CONDITIONS ON DELIVERY OF STOCK.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.  Notwithstanding any provision of the Plan to the contrary, in no event may an Option or Stock Appreciation Right be settled in a form other than cash.

l.           ACCELERATION. The Committee may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Compensation Share Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

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14.           TAXES/CODE 409A.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options or other Awards under the Plan, the purchase of shares subject to the Award or the grant of Common Stock free and clear of any restrictions thereon.  Notwithstanding anything herein to the contrary, to the extent a delay in payment or other modification to this Plan or an Agreement is required as determined in the opinion of Company's tax advisors to prevent the imposition of an additional tax to the recipient under Section 409A of the Code, then such payment shall not be made until the first date on which such payment is permitted or other modifications shall be made to comply with Section 409A and interpretive guidance issued thereunder.

15.           MISCELLANEOUS.

a.           NO RIGHT TO EMPLOYMENT OR OTHER STATUS.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

b.           NO RIGHTS AS STOCKHOLDER.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

c.           EFFECTIVE DATE AND TERM OF PLAN. Upon approval by the Company’s stockholders, the Plan shall become effective as of January 1, 2012. This Plan is intended to and shall constitute an amendment and restatement of the Juhl Wind, Inc. 2008 Incentive Compensation Plan. Notwithstanding anything to the contrary herein, Section 5b shall be effective retroactively to June 24, 2008. No Awards shall be granted under the Plan after the completion of ten years from the Effective Date, but Awards previously granted may extend beyond that date. Notwithstanding any provision of this Plan to the contrary, if the Company has executed a definitive acquisition or similar agreement pursuant to which a Change in Control will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Change in Control.

d.           AMENDMENT OF PLAN. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

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e.           NO TRUST FUND OR ERISA PLAN CREATED.  Neither the Plan nor any Award granted thereunder shall create or be construed as creating a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant, Designated Beneficiary or any other person. To the extent that any Participant, Designated Beneficiary or any other person acquires any Award under the Plan, his or her rights with respect thereto shall be not greater than the rights of any unsecured general creditor of the Company. The Plan is not intended to constitute any type of plan, fund or program providing retirement income or resulting in the deferral of income for periods extending to the termination of employment of beyond, and ERISA shall not apply to the Plan. No provision of this Plan shall be construed as subjecting any portion of the Plan to any requirements of ERISA.

f.           SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

g.           ARBITRATION OF DISPUTES.  All controversies or claims that may arise between the Participant and the Company in connection with this Plan shall be settled by arbitration. The arbitration shall be held in the State of Illinois, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying Delaware law, except to the extent such law is preempted by ERISA.

i.
QUALIFICATIONS OF ARBITRATOR.  The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

ii.
POWERS OF ARBITRATOR.  The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitration proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

iii.
EFFECT OF ARBITRATOR'S  DECISION.  The arbitrator shall render his or her decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

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h.           GOVERNING LAW.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of Delaware, without regard to any applicable conflicts of law.

i.            DESIGNATION OF BENEFICIARY.  A Participant may file with the Committee a written designation of one or more persons as such Participant's Designated Beneficiary or Designated Beneficiaries. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all Designated Beneficiaries of a Participant predecease the Participant, then each outstanding Award shall be payable to the Participant's estate.

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APPROVALS
JUHL WIND, INC.
AMENDED AND RESTATED
2008 INCENTIVE COMPENSATION PLAN

NUMBER OF SHARES OF COMMON STOCK AVAILABLE
FOR AWARD UNDER THE PLAN:

4,500,000

Adopted by the Compensation Committee of the
Board of Directors on July 24, 2012

Ratified by the Board of Directors on
July 24, 2012

Ratified by the Stockholders on
__________________, 2012

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EXHIBIT C

FORM OF CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That the Board of Directors of Juhl Wind, Inc. duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows: The name of this Corporation is Juhl Energy, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ______ day of __________________, 20_____.

By:
Authorized Officer

Title:

Name:
Print or Type

2012 Annual Stockholder Meeting Proxy Card – Juhl Wind, Inc.

I/We, being holder(s) of Juhl Wind, Inc., hereby appoint Daniel J. Juhl, or failing him, John Mitola as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the stockholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Stockholders of Juhl Wind, Inc. to be at 730 W. Randolph Street, 6th Floor, Chicago, IL 60661, on Monday, October 1, 2012 at 10:00 a.m. Local Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY BOLD TEXT OVER THE BOXES

1. Approval of Amendment to Incentive Compensation Plan to Increase Number of Available Shares	FOR ☐	AGAINST ☐
To approve the amendment of the Company’s Incentive Compensation Plan, subject to other requisite approval, to increase the number of shares available for awards thereunder from 2,897,111 up to a total of 4,500,000 as provided in the Proxy Statement of Juhl Wind, Inc. dated August 29, 2012.

2. Approval of Retroactive Amendment to Annual Per-Participant Limit of Incentive Compensation Plan	FOR ☐	AGAINST ☐
To approve the amendment of the Company’s Incentive Compensation Plan to change, retroactively, the annual per-participant limit from 30,000 shares to 1,000,000 shares of common stock to conform to the original intent of the Incentive Compensation Plan as provided in the Proxy Statement of Juhl Wind, Inc. dated August 29, 2012

3. Approval of Amendment to Incentive Compensation Plan to Make Administrative Changes	FOR ☐	AGAINST ☐
To approve the amendment of the Company’s Incentive Compensation Plan to make administrative changes as provided in the Proxy Statement of Juhl Wind, Inc. dated August 29, 2012
4. Election of Directors	FOR	WITHHOLD
To elect the nominee specified below as Class I Directors to serve until 2013:
Edward C. Hurley

To elect the nominees specified below as Class II Directors to serve until 2014:
John Mitola
General Wesley Clark (ret.)

To elect the nominees specified below as Class III Directors to serve until 2015:
James W. Beck
Daniel J. Juhl

To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.
	all nominees listed (except as noted on the line at left) ☐	authority to vote for all ☐
5. Approval of Certificate of Amendment to Certificate of Incorporation to Change the Name of the Company	FOR	AGAINST
To approve a Certificate of Amendment of the Certificate of Incorporation to change the name of the Company from Juhl Wind, Inc. to Juhl Energy, Inc. as provided in the Proxy Statement of Juhl Wind, Inc. dated August 29, 2012
	☐	☐

6. Ratification of Auditors	FOR	AGAINST
To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent registered public accounting firm for Juhl Wind, Inc. for the 2012 fiscal year as provided in the Proxy Statement of Juhl Wind, Inc. dated August 29, 2012
	☐	☐
7.      In their discretion, with respect to each matter hereinbefore specified as to which choice has not been specified, or any amendments or variations to the matters hereinbefore specified, or on such further or other business as may properly come before the Meeting or any adjournments thereof.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management
Signature Print your name exactly as it appears on your certificate:	Number of Shares as of August 9, 2012: Certificate No. / / Date

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